             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS
            MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE POLICIES
                           ALLMERICA ESTATE OPTIMIZER

This Prospectus provides important information about Allmerica Estate Optimizer, a modified single payment variable life insurance contract issued by Allmerica Financial Life Insurance and Annuity Company. The contracts are funded through VEL Account III, a separate investment account of the Company that is referred to as the Variable Account. The Contracts are designed for a large single payment and limit the ability to make additional payments. The Contract requires the Contract Owner to make an initial payment of at least $25,000. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds:

   ALLMERICA INVESTMENT TRUST                           FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   --------------------------                           -----------------------------------------
   AIT Core Equity Fund                                 Fidelity VIP Equity-Income Portfolio
   AIT Equity Index Fund                                Fidelity VIP Growth Portfolio
   AIT Government Bond Fund                             Fidelity VIP High Income Portfolio
   AIT Money Market Fund                                Fidelity VIP Overseas Portfolio
   AIT Select Aggressive Growth Fund
   AIT Select Capital Appreciation Fund                 FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
   AIT Select Emerging Markets Fund                     Fidelity VIP II Asset Manager Portfolio
   AIT Select Growth Fund
   AIT Select Growth and Income Fund                    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
   AIT Select International Equity Fund                 TRUST (CLASS 2)
   AIT Select Investment Grade Income Fund              FT VIP Franklin Large Cap Growth Securities Fund
   AIT Select Strategic Growth Fund                     FT VIP Franklin Small Cap Fund
   AIT Select Strategic Income Fund
   AIT Select Value Opportunity Fund                    INVESCO VARIABLE INVESTMENT FUNDS, INC.
                                                        INVESCO VIF Health Sciences Fund
   ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
   (CLASS B)                                            JANUS ASPEN SERIES (SERVICE SHARES)
   Alliance Premier Growth Portfolio                    Janus Aspen Growth Portfolio
                                                        T. ROWE PRICE INTERNATIONAL SERIES, INC.
   DELAWARE GROUP PREMIUM FUND                          T. Rowe International Stock Portfolio
   DGPF International Equity Series

Each Contract is a modified endowment contract for federal income tax purposes, except in certain circumstances described in FEDERAL TAX CONSIDERATIONS. A loan, distribution or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of accumulated income in the contract. Death Benefits under a modified endowment contract, however, are generally not subject to federal income tax. See FEDERAL TAX CONSIDERATIONS.

We offer a variety of variable life policies. They may offer features, including investment options, fees and/or charges that are different from those in the policies offered by this Prospectus. The policies may be offered through different distributors. Upon request, your financial representative can show you information regarding other life policies offered by the Company. You can also contact us directly to find out more about these life policies.

THE CONTRACTS ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE CONTRACTS INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE CONTRACT. THIS LIFE CONTRACT IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   CORRESPONDENCE MAY BE MAILED TO:
   ALLMERICA LIFE                                       440 LINCOLN STREET
   P.O. BOX 8014                                        WORCESTER, MASSACHUSETTS 01653
   BOSTON, MA 02266-8014                                (508) 855-1000

                               DATED MAY 1, 2001

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................       3
SUMMARY OF FEES AND CHARGES.................................       6
SUMMARY OF CONTRACT FEATURES................................      10
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
 UNDERLYING FUNDS...........................................      15
INVESTMENT OBJECTIVES AND POLICIES..........................      18
THE CONTRACT................................................      21
    Applying for a Contract.................................      21
    Free Look Period........................................      21
    Conversion Privilege....................................      22
    Payments................................................      22
    Allocation of Payments..................................      22
    Transfer Privilege......................................      23
    Death Benefit (Without Guaranteed Death Benefit
     Rider).................................................      24
    Guaranteed Death Benefit Rider..........................      25
    Contract Value..........................................      26
    Payment Options.........................................      27
    Optional Insurance Benefits.............................      27
    Surrender...............................................      27
    Partial Withdrawal......................................      28
CHARGES AND DEDUCTIONS......................................      28
    Monthly Deductions......................................      28
    Surrender Charge........................................      30
    Transfer Charges........................................      31
CONTRACT LOANS..............................................      31
CONTRACT TERMINATION AND REINSTATEMENT......................      33
OTHER CONTRACT PROVISIONS...................................      34
FEDERAL TAX CONSIDERATIONS..................................      35
    The Company and the Variable Account....................      35
    Taxation of the Contracts...............................      35
    Modified Endowment Contracts............................      36
    Contract Loans..........................................      36
    Diversification.........................................      36
VOTING RIGHTS...............................................      37
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      38
DISTRIBUTION................................................      39
REPORTS.....................................................      39
LEGAL PROCEEDINGS...........................................      40
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      40
FURTHER INFORMATION.........................................      40
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................      41
INDEPENDENT ACCOUNTANTS.....................................      41
FINANCIAL STATEMENTS........................................      42
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE...........     A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS...................     B-1
APPENDIX C -- PAYMENT OPTIONS...............................     C-1
APPENDIX D -- ILLUSTRATIONS.................................     D-1
APPENDIX E -- PERFORMANCE INFORMATION.......................     E-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

AGE: how old the Insured is on his/her last birthday measured on the Date of Issue and each Contract anniversary.

ALLMERICA FINANCIAL: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this prospectus.

BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.

CONTRACT OWNER: the person who may exercise all rights under the Contract, with the consent of any irrevocable Beneficiary. "You" and "your" refer to the Contract Owner in this prospectus.

CONTRACT VALUE: the total value of your Contract. It is the SUM of the:

    - Value of the units of the Sub-Accounts credited to your Contract; PLUS

    - Accumulation in the Fixed Account credited to the Contract.

DATE OF ISSUE: the date the Contract was issued, used to measure the Monthly Processing Date, Contract months, Contract years and Contract anniversaries.

DEATH BENEFIT: the Face Amount (the amount of insurance determined by your payment) or the Guideline Minimum Sum Insured, whichever is greater. After the Final Payment Date, if the Guaranteed Death Benefit Rider is in effect, the Death Benefit will be the greater of the Face Amount as of the Final Payment Date or the Contract Value as of the date due proof of death is received by the Company.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's Underwriting Class.

FACE AMOUNT: the amount of insurance coverage. The Face Amount is shown in your Contract.

FINAL PAYMENT DATE: the Contract anniversary before the Insured's 100th birthday. After this date, no payments may be made and the Net Death Benefit is the Contract Value less any Outstanding Loan. The Net Death Benefit may be different before and after the Final Payment Date. See NET DEATH BENEFIT.

FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed interest rate.

GENERAL ACCOUNT: all our assets other than those held in separate investment accounts.

GUIDELINE MINIMUM SUM INSURED: the minimum death benefit required to qualify the Contract as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured is the product of

    - The Contract Value TIMES

    - A percentage based on the Insured's age

The percentage factor is a percentage that, when multiplied by the Contract Value, determines the minimum death benefit required under federal tax laws. The percentage factor is based on the Insured's attained age, as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.

GUIDELINE SINGLE PREMIUM: used to determine the Face Amount under the Contract.

INSURED: the person or persons covered under the Contract. If more than one person is named, all provisions of the Contract that are based on the death of the Insured will be based on the date of death of the last surviving Insured.

LOAN VALUE: the maximum amount you may borrow under the Contract.

MONTHLY DEDUCTIONS: the amount of money that we deduct from the Contract Value each month to pay for the Monthly Maintenance Fee, Administration Charge, Monthly Insurance Protection Charge, Distribution Charge and the Federal and State Payment Tax Charge.

MONTHLY INSURANCE PROTECTION CHARGE: the amount of money that we deduct from the Contract Value each month to pay for the insurance.

MONTHLY PROCESSING DATE: the date, shown in your Contract, when Monthly Deductions are deducted.

NET DEATH BENEFIT: Before the Final Payment Date the Net Death Benefit is:

    - The Death Benefit; MINUS

    - Any Outstanding Loan on the Insured's death rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawal costs and surrender charges.

After the Final Payment Date, if the Guaranteed Death Benefit Rider is NOT in effect, the Net Death Benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan on the Insured's death.

If the Guaranteed Death Benefit Rider is in effect after the Final Payment Date, the Death Benefit will be either the Face Amount as of the Final Payment Date or the Contract Value as of the date due proof of death is received by the Company, whichever is greater, reduced by an Outstanding Loan through the contract month in which the Insured dies.

OUTSTANDING LOAN: all unpaid Contract loans plus loan interest due or accrued.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts of the Variable Account in the same proportion that, on the date of allocation, the Contract Value in the Fixed Account (other than value subject to Outstanding
Loan) and the Contract Value in each Sub-Account bear to the total Contract
Value.

SECOND-TO-DIE: the Contract may be issued as a joint survivorship
("Second-to-Die") Contract. Life insurance coverage is provided for two Insureds, with death benefits payable at the death of the last surviving Insured.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a Fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Contract Value less any Outstanding Loan and surrender charges.

UNDERLYING FUNDS (FUNDS): the investment Funds of Allmerica Investment Trust ("AIT"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), INVESCO Variable Investment Funds, Inc.

("INVESCO"), the Portfolios of Alliance Variable Products Series Fund, Inc. ("Alliance"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), Janus Aspen Series ("Janus Aspen"), T. Rowe Price International Series, Inc. ("T. Rowe Price"), and the Series of Delaware Group Premium Fund ("DGPF") which are available under the Contract.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application and other Evidence of Insurability we consider. The Insured's underwriting class will affect the Monthly Insurance Protection Charge.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any Funds and Unit values of any Sub-Accounts are computed. Valuation dates currently occur on:

    - Each day the New York Stock Exchange is open for trading; and

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in a Fund's portfolio securities so that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ACCOUNT: VEL Account III, one of the Company's separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                          SUMMARY OF FEES AND CHARGES

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

We deduct the following monthly charges from the Contract Value:

    - a $2.50 Maintenance Fee from Contracts with a Contract Value of less than $100 (See "Maintenance Fee");

    - 0.20% on an annual basis for the administrative expenses (See "Administration Charge");

    - a deduction for the cost of insurance, which varies depending on the type of Contract and Underwriting Class (See "Monthly Insurance Protection Charge");

    - For the first ten Contract years only, 0.90% on an annual basis for distribution expenses (See "Distribution Fee"); and

    - For the first Contract year only, 1.50% on an annual basis for federal, state and local taxes (See "Federal and State Payment Tax Charge").

The following daily charge is deducted from the Variable Account:

    - 0.90% on an annual basis for the mortality and expense risks (See "Mortality and Expense Risk Charge").

There are deductions from and expenses paid out of the assets of the Funds that are described in the accompanying prospectuses.

WHAT CHARGES DO I INCUR IF I SURRENDER MY CONTRACT OR MAKE A PARTIAL WITHDRAWAL?

The charges below apply only if you surrender your Contract or make partial withdrawals:

    - Surrender Charge -- A surrender charge on a withdrawal exceeding the "Free 10% Withdrawal," described below. This charge applies on surrenders or partial withdrawals within ten Contract years from Date of Issue. The surrender charge begins at 10.00% of the amount that exceeds the Free 10% Withdrawal amount and decreases to 0% by the tenth Contract year.

    - Partial Withdrawal Transaction Fee -- A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 2000.


                                                    SERVICE
                                MANAGEMENT FEE      FEES OR      OTHER EXPENSES      TOTAL FUND EXPENSES
                                  (AFTER ANY         12B-1     (AFTER ANY WAIVERS/   (AFTER ANY WAIVERS/
UNDERLYING FUND               VOLUNTARY WAIVERS)     FEES*       REIMBURSEMENTS)       REIMBURSEMENTS)
---------------               ------------------     -----       ---------------       ---------------
AIT Core Equity Fund**......         0.52%           0.00%            0.05%                 0.57%(1)(2)
AIT Equity Index Fund.......         0.27%           0.00%            0.06%                 0.33%(1)(2)
AIT Government Bond Fund....         0.50%           0.00%            0.11%                 0.61%(1)
AIT Money Market Fund**.....         0.31%           0.00%            0.05%                 0.36%(1)
AIT Select Aggressive Growth
 Fund.......................         0.78%           0.00%            0.05%                 0.83%(1)(2)
AIT Select Capital
 Appreciation Fund..........         0.87%           0.00%            0.07%                 0.94%(1)(2)
AIT Select Emerging Markets
 Fund.......................         1.35%           0.00%            0.54%                 1.89%(1)(2)
AIT Select Growth Fund......         0.76%           0.00%            0.05%                 0.81%(1)(2)
AIT Select Growth and Income
 Fund.......................         0.67%           0.00%            0.06%                 0.73%(1)
AIT Select International
 Equity Fund................         0.88%           0.00%            0.11%                 0.99%(1)(2)
AIT Select Investment Grade
 Income Fund................         0.42%           0.00%            0.07%                 0.49%(1)
AIT Select Strategic Growth
 Fund.......................         0.85%           0.00%            0.30%                 1.15%(1)(2)
AIT Select Strategic Income
 Fund***....................         0.60%           0.00%            0.17%                 0.77%(1)
AIT Select Value Opportunity
 Fund.......................         0.88%           0.00%            0.06%                 0.94%(1)(2)
Alliance Premier Growth
 Portfolio (Class B)........         1.00%           0.25%            0.05%                 1.30%
DGPF International Equity
 Series.....................         0.78%           0.00%            0.17%                 0.95%(3)(4)
Fidelity VIP Equity-Income
 Portfolio..................         0.48%           0.00%            0.08%                 0.56%(5)
Fidelity VIP Growth
 Portfolio..................         0.57%           0.00%            0.08%                 0.65%(5)
Fidelity VIP High Income
 Portfolio..................         0.58%           0.00%            0.10%                 0.68%(5)
Fidelity VIP Overseas
 Portfolio..................         0.72%           0.00%            0.17%                 0.89%(5)
Fidelity VIP II Asset
 Manager Portfolio..........         0.53%           0.00%            0.08%                 0.61%(5)
FT VIP Franklin Large Cap
 Growth Securities Fund
 (Class 2)..................         0.75%           0.25%            0.03%                 1.03%(6)(7)
FT VIP Franklin Small Cap
 Fund (Class 2).............         0.53%           0.25%            0.28%                 1.06%(6)(8)(9)
INVESCO VIF Health Sciences
 Fund.......................         0.75%           0.00%            0.32%                 1.07%(10)
Janus Aspen Growth Portfolio
 (Service Shares)...........         0.65%           0.25%            0.02%                 0.92%(11)
T. Rowe Price International
 Stock Portfolio............         1.05%           0.00%            0.00%                 1.05%(12)

* The Company may receive service fees or 12b-1 fees from the Underlying Funds in return for providing certain services. In addition, the Company may receive fees from the investment advisers or other service providers for providing such services.

** Effective October 1, 2000, the management fee rates for the AIT Core Equity Fund and AIT Money Market Fund were revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to reflect current revised fee rates.


*** This portfolio commenced operations on July 3, 2000. "Other Expenses" are based upon estimated amounts for the current fiscal year.



(1) Through December 31, 2001, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of
    1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Money Market Fund and AIT Equity Index Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2000.


    In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.

    Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.

    The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

(2) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 0.52% for AIT Core Equity Fund, 0.32% for AIT Equity Index Fund, 0.81% for AIT Select Aggressive Growth Fund, 0.93% for AIT Select Capital Appreciation Fund, 1.84% for AIT Select Emerging Markets Fund, 0.80% for AIT Select Growth Fund, 0.98% for AIT Select International Equity Fund, 1.10% for AIT Select Strategic Growth Fund, and 0.87% for AIT Select Value Opportunity Fund.

(3) For the fiscal year ended December 31, 2000, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets was 1.02% for DGPF International Equity Series.

(4) Effective May 1, 2001 through October 31, 2001, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 0.95% for the DGPF International Equity Series. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitations which took effect on May 1, 2001. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds.

(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses.

(6) The Fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(7)  The fund administration fee is paid indirectly through the Management fee.

(8) Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the
    Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000.

(9) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in Franklin Templeton Money
    Fund.This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Including this reduction the Total Operating Expenses were 1.02%.

(10) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

(11) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Janus
    Aspen Growth Portfolio. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least until the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.

(12) Management fees include operating expenses.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                          SUMMARY OF CONTRACT FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Contract. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Contract, together with its attached application, constitutes the entire agreement between you and the Company.

There is no guaranteed minimum Contract Value. The value of a Contract will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Contract Value will also be adjusted for other factors, including the amount of charges imposed. The Contract Value may decrease to the point where the Contract will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states.

WHAT IS THE CONTRACT'S OBJECTIVE?

The objective of the Contract is to give permanent life insurance protection and to help you build assets tax-deferred. Benefits available through the Contract include:

    - A life insurance benefit that can protect your family;

    - Payment options that can guarantee an income for life, if you want to use your Contract for retirement income;

    - A personalized investment portfolio you may tailor to meet your needs, time frame and risk tolerance level;

    - Experienced professional investment advisers; and

    - Tax deferral on earnings while your money is accumulating.

The Contract combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Contract Value will increase or decrease depending on investment results. Unlike traditional insurance policies, the Contract has no fixed schedule for payments.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is a contract between you and us. Each Contract has a Contract Owner ("you"), the Insured and a Beneficiary. As Contract Owner, you make the payment, choose investment allocations and select the Insured and Beneficiary. The Insured is the person covered under the Contract. The Beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the Beneficiary when the Insured dies while the Contract is in effect. If the Contract was issued as a Second-to-Die Contract, the Net Death Benefit will be paid on the death of the last surviving Insured.

Before the Final Payment Date, the Death Benefit is either the Face Amount (the amount of insurance determined by your payment) or the minimum death benefit provided by the Guideline Minimum Sum Insured, whichever is greater. The Net Death Benefit is the Death Benefit less any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, if the Guaranteed Death Benefit Rider is NOT in effect, the Net Death Benefit is the Contract Value less any Outstanding Loan. The Beneficiary may receive the Net Death Benefit in a lump sum or under one of the Company's payment options. If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a Guaranteed Death Benefit will be provided unless the Rider is subsequently terminated. The Guaranteed Death Benefit will be either the Face or the Contract Value as of the date due proof of death is received by the Company, which is greater, reduced by any Outstanding Loan through the Contract month in which the insured dies. For more information, see "Guaranteed Death Benefit Rider."

CAN I EXAMINE THE CONTRACT?

Yes. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives within 10 days (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, your refund will be your entire payment.

If your Contract does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account; PLUS

    - The value of the Units in the Variable Account; PLUS

    - All fees, charges and taxes which have been imposed.

Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

If you exercise your right to cancel, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared your bank.

WHAT ARE MY INVESTMENT CHOICES?

The Contract permits you to allocate payments to up to 20 Sub-Accounts of the Variable Account at a time. Each Sub-Account invests its assets in a corresponding investment portfolio ("Fund") of Allmerica Investment Trust ("AIT"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Delaware Group Premium Fund ("DGPF"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), INVESCO Variable Investment Funds, Inc. ("INVESCO VIF"), Janus Aspen Series ("Janus Aspen"), or T. Rowe Price International Series, Inc. ("T. Rowe Price"). In some states, insurance regulations may restrict the availability of particular Underlying Funds.

The Contract also offers a Fixed Account that is part of the general account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate your money among the Sub-Accounts and the Fixed Account to meet your investment needs.

If your Contract provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund until the fourth day after the expiration of the "Right to Examine" provision of your Contract. After this, we will allocate all amounts as you have chosen. For more information about your investment choices, see WHO ARE THE INVESTMENT ADVISERS AND HOW ARE THEY SELECTED?, below.

WHO ARE THE INVESTMENT ADVISERS OF THE UNDERLYING FUNDS?

The following are the Investment Managers and Sub-Advisers of the Funds:

FUND                                         MANAGER
----                                         -------
AIT Core Equity Fund                         Miller Anderson & Sherrerd, LLP
AIT Equity Index Fund                        Allmerica Asset Management, Inc.
AIT Government Bond Fund                     Allmerica Asset Management, Inc.
AIT Money Market Fund                        Allmerica Asset Management, Inc.
AIT Select Aggressive Growth Fund            Nicholas-Applegate Capital Management, L.P.
AIT Select Capital Appreciation Fund         T. Rowe Price Associates, Inc.
AIT Select Emerging Markets Fund             Schroder Investment Management North America Inc.
AIT Select Growth Fund                       Putnam Investment Management, Inc.
AIT Select Growth and Income Fund            J. P. Morgan Investment Management Inc.
AIT Select International Equity Fund         Bank of Ireland Asset Management (U.S.) Limited
AIT Select Investment Grade Income Fund      Allmerica Asset Management, Inc.
AIT Select Strategic Growth Fund             TCW Investment Management Company
AIT Select Strategic Income Fund             Western Asset Management Company
AIT Select Value Opportunity Fund            Cramer Rosenthal McGlynn, LLC
Alliance Premier Growth Portfolio            Alliance Capital Management, L.P.
  (Class B)
Delaware International Equity Series         Delaware International Advisers, Ltd.
Fidelity VIP Equity-Income Portfolio         Fidelity Management & Research Company
Fidelity VIP Growth Portfolio                Fidelity Management & Research Company
Fidelity VIP High Income Portfolio           Fidelity Management & Research Company
Fidelity VIP Overseas Portfolio              Fidelity Management & Research Company
Fidelity VIP II Asset Manager Portfolio      Fidelity Management & Research Company
FT VIP Franklin Large Cap Growth Fund        Franklin Advisers, Inc.
  (Class 2)
FT VIP Franklin Small Cap Fund (Class 2)     Franklin Advisers, Inc.
INVESCO VIF Health Sciences Fund             INVESCO Funds Group, Inc.
Janus Aspen Growth Portfolio (Service        Janus Capital
  Shares)
T. Rowe Price International Stock Portfolio  T. Rowe Price International, Inc.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. You may transfer among the Funds and the Fixed Account, subject to our consent and then current rules. Under present law, you will incur no current taxes on transfers while your money is in the Contract. You also may elect automatic account rebalancing so that assets remain allocated according to a desired mix or choose automatic dollar cost averaging to gradually move funds into one or more Sub-Accounts. See "Transfer Privilege."

The first 12 transfers of Contract Value in a Contract year are free. A transfer charge not to exceed $25 may apply for each additional transfer in the same Contract year. This charge is for the costs of processing the transfer.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The Contract requires a single payment on or before the Date of Issue. Additional payment(s) of at least $10,000 may be made as long as the total payments do not exceed the maximum payment amount specified in the Contract.

WHAT IF I NEED MY MONEY?

You may borrow up to the Loan Value of your Contract. The Loan Value is 90% of your Surrender Value. You may also make partial withdrawals and surrender the Contract for its Surrender Value.

The guaranteed annual interest rate credited to the Contract Value securing a loan will be at least 4.0% (5.5% on preferred loans). The Company charges interest on loans at an annual rate that is guaranteed not to exceed 6.0%.

We will allocate Contract loans among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer the Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account.

You may surrender your Contract and receive its Surrender Value. You may make partial withdrawals of $1,000 or more from the Contract Value, subject to a partial withdrawal transaction fee and any applicable surrender charges. The Face Amount is proportionately reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable distribution from the Contract. See FEDERAL TAX CONSIDERATIONS, "Contract Loans." A surrender on partial withdrawal may have tax consequences. See FEDERAL TAX CONSIDERATIONS, "Taxation of the Contracts."

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

Yes. There are several changes you can make after receiving your Contract, within limits. You may

    - Cancel your Contract under its "Right to Cancel" provision;

    - Transfer your ownership to someone else;

    - Change the Beneficiary;

    - Change the allocation for any additional payment, with no tax consequences under current law;

    - Make transfers of the Contract Value among the Funds, with no taxes incurred under current law; and

    - Add or remove the optional insurance benefits provided by rider.

CAN I CONVERT MY CONTRACT INTO A FIXED CONTRACT?

Yes. You can convert your Contract without charge during the first 24 months after the Date of Issue. On conversion, we will transfer the Contract Value in the Variable Account to the Fixed Account. We will allocate any future payment(s) to the Fixed Account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY CONTRACT?

The Contract will not lapse unless the Surrender Value on a Monthly Processing Date is less than zero. There is a 62-day grace period in this situation. If the Insured has not died, you may reinstate your Contract within three years after the grace period, within limits. The Insured must provide evidence of insurability subject to our then current underwriting standards. See CONTRACT TERMINATION AND REINSTATEMENT. If the

Guaranteed Death Benefit Rider is in effect, the Contract will not lapse. However, if the Guaranteed Death Benefit Rider terminates, the Contract may then lapse. See "Guaranteed Death Benefit Rider."

HOW IS MY CONTRACT TAXED?

The Contract has been designed to be a "modified endowment contract." However, under Section 1035 of the Internal Revenue Code of 1986, as amended ("Code") an exchange of (1) a life insurance contract entered into before June 21, 1988 or
(2) a life insurance contract that is not itself a modified endowment contract, will not cause this Contract to be treated as a modified endowment contract if no additional payments are made and there is no increase in the death benefit as a result of the exchange.

If the Contract is considered a modified endowment contract, all distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income. However, the Net Death Benefit under the Contract is excludable from the gross income of the Beneficiary. In some circumstances, federal estate tax may apply to the Net Death Benefit or the Contract Value. See "Taxation of the Contracts."

                            ------------------------

This Summary is intended to provide only a very brief overview of the more significant aspects of the Contract. The Prospectus and the Contract provide further detail. The Contract provides insurance protection for the named beneficiary. The Contract and its attached application or enrollment form are the entire agreement between you and the Company.

THE PURPOSE OF THE CONTRACT IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT.

NO CLAIM IS MADE THAT THE CONTRACT IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY

Allmerica Financial Life Insurance and Annuity Company ("Company" or "Allmerica Financial") is a life insurance company organized under the laws of Delaware in 1974. The Company is an indirect, wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn is a wholly-owned subsidiary of Allmerica Financial Corporation. First Allmerica was organized under the laws of Massachusetts in 1844 and is the fifth oldest life insurance company in America. Our principal office is 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 1-508-855-1000. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate. As of December 31, 2000, Allmerica Financial had over $18 billion in assets and over $27 billion of life insurance in force.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT

The Variable Account is a separate investment account with twenty-six (26) Sub-Accounts. You may have allocations in up to twenty (20) Sub-Accounts at one time. Each Sub-Account invests in a Fund of AIT, Alliance, DGPF, Fidelity VIP, Fidelity VIP II, FT VIP, INVESCO, Janus Aspen or T. Rowe Price. The assets used to fund the variable part of the Contracts are set aside in Sub-Accounts and are separate from our general assets. We administer and account for each Sub-Account as part of our general business. However, income, capital gains and capital losses are allocated to each Sub-Account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.

Our Board of Directors authorized the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the Sub-Accounts.

THE UNDERLYING FUNDS

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust (the "AIT") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. This registration does not involve SEC supervision of the investments or investment policy of AIT or its separate investment portfolios.

First Allmerica established AIT as a Massachusetts business trust on October 11, 1984. AIT is a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Shares of AIT are not offered to the public but solely to the separate accounts. Fourteen different investment portfolios of AIT are available under the Contracts, each issuing a series of shares: AIT Core Equity Fund, AIT Equity Index Fund, AIT Government Bond Fund, AIT Money Market Fund, AIT Select Aggressive Growth Fund, AIT Select Capital Appreciation Fund, AIT Select Emerging Markets Fund, AIT Select Growth Fund, AIT Select Growth and Income Fund, AIT Select International Equity Fund, AIT Select Investment Grade Income Fund, AIT Select Strategic Growth Fund, AIT Select Strategic Income Fund and AIT Select Value Opportunity Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle. The income or losses of one Fund have no effect on the investment performance of another Fund. The Sub- Accounts reinvest dividends and/or capital gains distributions received from a Fund in more shares of that Fund as retained assets.

Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of AIT. Under the Management Agreement with AIT, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or AIT.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

Alliance Variable Products Series Fund, Inc. ("Alliance") is registered with the SEC as an open-end, management investment company under the 1940 Act. One of its separate investment portfolios is currently available under the Contract: the Alliance Premier Growth Portfolio. Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management, L.P. ("Alliance Capital"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

DELAWARE GROUP PREMIUM FUND

Delaware Group Premium Fund ("DGPF") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance contracts. One investment portfolio ("Series") is available under the Contract: the DGPF International Equity Series. The investment adviser for the DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International").

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and is registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Contract: Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio and Fidelity VIP Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay a monthly management fee to FMR for managing investments and business affairs. The prospectus of Fidelity VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Fidelity VIP"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Contract: the Fidelity VIP II Asset Manager Portfolio.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the funds' investment managers and their affiliates manage over $226.9 billion in assets (as of December 31, 2000). In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. The investment adviser to the FT VIP Franklin Large Cap Growth Securities Fund and FT VIP Franklin Small Cap Fund is Franklin Advisers, Inc.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") is an open-end, diversified, no-load management investment company which was incorporated under the laws of Maryland on August 19, 1993. The investment adviser to the INVESCO VIF Health Sciences Fund is INVESCO Funds Group, Inc.

JANUS ASPEN SERIES

Janus Aspen Series ("Janus Aspen") is an open-end, management investment company registered with the SEC. It was organized as a Delaware business trust on May 20, 1993. Janus Capital is the investment adviser of Janus Aspen. One of its investment portfolios is available under the Contract: Janus Aspen Growth Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by T. Rowe Price International, Inc. ("Price-International"), is an open-end, diversified management investment company organized in 1994 as a Maryland Corporation, and is registered with the SEC under the 1940 Act. Price-International, the investment manager, is the successor to Rowe Price-Fleming International, Inc., founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited. In 2000, Rowe Price-Fleming International became wholly owned by T. Rowe Price Associates, Inc. Price-International is one of the largest no-load international mutual fund asset managers, with approximately $32.7 billion (as of December 31, 2000) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires and Paris. One of its investment portfolios is available under the Contract: the T. Rowe Price International Stock Portfolio. An affiliate of Price-International,
T. Rowe Price Associates, Inc. serves as Sub-Adviser to the AIT Select Capital Appreciation Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Funds is set forth below. The Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of the Funds are available upon request. There can be no assurance that the investment objectives of the Funds can be achieved.

AIT CORE EQUITY FUND -- The Core Equity Fund of AIT seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective.

AIT EQUITY INDEX FUND -- The Equity Index Fund of AIT seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

AIT GOVERNMENT BOND FUND -- The Government Bond Fund of AIT seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

AIT MONEY MARKET FUND -- The Money Market Fund of AIT seeks to obtain maximum current income consistent with the preservation of capital and liquidity.

AIT SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of AIT seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

AIT SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund of AIT seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective.

AIT SELECT EMERGING MARKETS FUND -- The Select Emerging Markets Fund of AIT seeks long-term growth of capital by investing in the world's emerging markets. The Fund may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities.

AIT SELECT GROWTH FUND -- The Select Growth Fund of AIT seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

AIT SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund of AIT seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

AIT SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of AIT seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

AIT SELECT INVESTMENT GRADE INCOME FUND -- The Select Investment Grade Income Fund of AIT seeks as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

AIT SELECT STRATEGIC GROWTH FUND -- The Select Strategic Growth Fund of AIT seeks long-term capital appreciation.

AIT SELECT STRATEGIC INCOME FUND -- The Select Strategic Income Fund of AIT seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities.

AIT SELECT VALUE OPPORTUNITY FUND -- The Select Value Opportunity Fund of AIT seeks long-term growth by investing primarily in a diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

ALLIANCE PREMIER GROWTH PORTFOLIO (CLASS B) -- The Premier Growth Portfolio of Alliance seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

FIDELITY VIP GROWTH PORTFOLIO -- The Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income, while also considering growth of capital.

FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND (CLASS 2) -- The Franklin Large Cap Growth Securities Fund of FT VIP seeks capital appreciation. The Fund invests primarily in equity securities of U.S. large cap growth companies with market cap values of $8.5 billion or more, at the time of purchase.

FT VIP FRANKLIN SMALL CAP FUND (CLASS 2) -- The Franklin Small Cap Fund of FT VIP seeks long-term capital growth. The fund invests primarily in equity securities of U.S. small capitalization companies with market capitalization values of less than $1.5 billion or similar in size to those in the Russell 2000 Index, at the time of purchase.

INVESCO VIF HEALTH SCIENCES FUND -- The Health Sciences Fund of INVESCO VIF seeks to make an investment grow. The fund is aggressively managed and invests primarily in equity securities of companies that develop, produce or distribute products or services related to health care.

JANUS ASPEN GROWTH PORTFOLIO (SERVICE SHARES) -- The Growth Portfolio of Janus Aspen seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of larger, more established companies selected for their growth potential.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Contract Value in that Sub-Account, the Company will transfer it without charge on written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) your receipt of the notice of the right to transfer. You may then change the percentages of your premium and deduction allocations.

                                  THE CONTRACT

APPLYING FOR A CONTRACT

Individuals wishing to purchase a Contract must complete an application and submit it to an authorized representative or to the Company at its Principal Office. We offer Contracts to applicants 89 years old and under. After receiving a completed application from a prospective Contract Owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Contract only after underwriting has been completed. We may reject an application that does not meet our underwriting guidelines.

If a prospective Contract Owner makes the initial payment with the application, we will provide fixed conditional insurance during underwriting. The conditional insurance will be based upon Death Benefit Factors shown in the Conditional Insurance Agreement, up to a maximum of $500,000, depending on Age and Underwriting Class. This coverage will continue for a maximum of 90 days from the date of the application or, if required, the completed medical exam. If death is by suicide, we will return only the payment made. If the initial payment is not made with the application, on Contract delivery we will require the initial payment to place the insurance in force.

If you made the initial payment before the date of Issuance and Acceptance, we will allocate the payment to our Fixed Account within two business days of receipt of the payment at our Principal Office. IF WE ARE UNABLE TO ISSUE THE CONTRACT, THE PAYMENT WILL BE RETURNED TO THE CONTRACT OWNER WITHOUT INTEREST.

If your application is approved and the Contract is issued and accepted, we will allocate your Contract Value on Issuance and Acceptance according to your instructions. However, if your Contract provides for a full refund of payments under its "Right to Cancel" provision as required in your state (see THE CONTRACT -- "Free Look Period," below), we will initially allocate your Sub-Account investments to the AIT Money Market Fund. We will reallocate all amounts according to your investment choices no later than the expiration of the right to cancel period.

If your initial payment is equal to the amount of the Guideline Single Premium, the contract will be issued with the Guaranteed Death Benefit Rider at no additional cost. If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a guaranteed Net Death Benefit will be provided thereafter unless the Guaranteed Death Benefit Rider is terminated. (See THE CONTRACT -- "Death Benefit" -- "Guaranteed Death Benefit Rider," below.)

FREE LOOK PERIOD

The Contract provides for a free look period under the "Right to Cancel" provision. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives on or before the tenth day (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, your refund will be your entire payment. If your Contract does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account; PLUS

    - The Contract Value in the Variable Account; PLUS

    - All fees, charges and taxes which have been imposed.

We may delay a refund of any payment made by check until the check has cleared your bank. Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

CONVERSION PRIVILEGE

Within 24 months of the Date of Issue, you can convert your Contract into a fixed Contract by transferring all Contract Value in the Sub-Accounts to the Fixed Account. The conversion will take effect at the end of the Valuation Period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate any future payment(s) to the Fixed Account, unless you instruct us otherwise.

PAYMENTS

The Contracts are designed for a large single payment to be paid by the Contract Owner on or before the Date of Issue. The minimum initial payment is $25,000. The initial payment is used to determine the Face Amount. The Face Amount will be determined by treating the payment as equal to 100% of the Guideline Single Premium. You may indicate the desired Face Amount on the application. If the Face Amount specified exceeds 100% of the Guideline Single Premium for the payment amount, the application will be amended and a Contract with a higher Face Amount will be issued.

If the Face Amount specified is less than 80% of the Guideline Single Premium for the payment amount, the application will be amended and a Contract with a lower Face Amount will be issued. The Contract Owner must agree to any amendment to the application.

Under our underwriting rules, the Face Amount must be based on 100% of the Guideline Single Premium to be eligible for simplified underwriting.

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. Any additional payment, after the initial payment, is credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

The Contract limits the ability to make additional payments. However, no additional payment may be less than $10,000 without our consent. Any additional payment(s) may not cause total payments to exceed the maximum payment on the specifications page of your Contract.

Total payments may not exceed the current maximum payment limits under federal tax law. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of a payment that is greater than that amount. However, we will accept a payment needed to prevent Contract lapse during a Contract year. See CONTRACT TERMINATION AND REINSTATEMENT.

ALLOCATION OF PAYMENTS

In the application for your Contract, you decide the initial allocation of the payment among the Sub-Accounts and the Fixed Account. You may allocate the payment to one or more of the Sub-Accounts and/or the Fixed Account. You may have allocations in up to twenty (20) Sub-Accounts at one time. The minimum amount that you may allocate to a Sub-Account is 1.00% of the payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of any future payment by Written Request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The Contract Value in the Sub-Accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the Death Benefit. Review your allocations of Contract Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

At any time prior to the election of a payment option, subject to our then current rules, you may transfer amounts among the Sub-Accounts or between a Sub-Account and the Fixed Account. (You may not transfer that portion of the Contract Value held in the Fixed Account that secures a Contract loan.)

We will make transfers at your Written Request or telephone request, as described in THE CONTRACT -- "Allocation of Payments." Transfers are effected at the value next computed after receipt of the transfer order.

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year.

Transfers to and from the Fixed Account are currently permitted only if:

    - There has been at least a ninety (90) day period since the last transfer from the Fixed Account; and

    - The amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Contract Value under the Contract.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 made on a periodic basis:

    - from the Fixed Account of the Sub-Account which invests in the AIT Money Market Fund of AIT to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Contract Value among the Sub-Accounts ("Automatic Account Rebalancing Option").

Automatic transfers may be made every one, three, six or twelve months. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Account Rebalancing Option may not be in effect at the same time. The Fixed Account is not included in Automatic Account Rebalancing.

If the Contract Value in the Sub-Account from which the automatic transfer is to be made is reduced to zero, the automatic transfer option will terminate. The Contract Owner must reapply for any future automatic transfers.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Contract year. Each subsequent automatic transfer is free and does not reduce the remaining number of transfers that are free in a Contract year. Any transfers made for a conversion privilege, Contract loan or material change in investment policy will not count toward the 12 free transfers.

ASSET ALLOCATION MODEL REALLOCATIONS

If a Contract Owner elects to follow an asset allocation strategy, the Contract Owner may preauthorize transfers in accordance with the chosen strategy. The Company may provide administrative or other support services to independent third parties who provide recommendations as to such allocation strategies. However, the Company does not engage any third parties to offer investment allocation services of any type under this Contract, does not endorse or review any investment allocations recommendations made by such third parties, and is not responsible for the investment allocations and transfers transacted on the Contract Owner's behalf. The Company does not charge for providing additional asset allocation support services. Additional information concerning asset allocation programs for which the Company is currently providing support services may be obtained from a registered representative or the Company.

TRANSFER PRIVILEGES SUBJECT TO POSSIBLE LIMITS

All of the transfer privileges described above are subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum or maximum amount that may be transferred,

    - Minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - Minimum period between transfers, and

    - Maximum number of transfers in a period.

The Contract is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may be disruptive to the Underlying Funds, and may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Funds, the Company reserves the right to refuse transfers or to take other action to prevent or limit the use of such activities.

DEATH BENEFIT (WITHOUT GUARANTEED DEATH BENEFIT RIDER)

If the Contract is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit to the named Beneficiary. For Second-to-Die Contracts, the Net Death Benefit is payable on the death of the last surviving Insured. There is no Death Benefit payable on the death of the first Insured to die. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER CONTRACT PROVISIONS -- "Delay of Payments." The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option, unless the payment option has been restricted by the Contract Owner. See APPENDIX C -- PAYMENT OPTIONS.

The Death Benefit is the GREATER of the:

    - Face Amount OR

    - Minimum Sum Insured.

Before the Final Payment Date the Net Death Benefit is:

    - The Death Benefit; MINUS

    - Any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, the Net Death benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES)

If at the time of issue the Contract Owner has made payments equal to 100% of the Guideline Single Premium, a Guaranteed Death Benefit Rider will be added to the Contract at no additional charge. The Contract will not lapse while the Guaranteed Death Benefit Rider is in force. The Death Benefit before the Final Payment Date will be the greater of the

    - Face Amount OR

    - Minimum Sum Insured.

If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a guaranteed Net Death Benefit will be provided thereafter unless the Guaranteed Death Benefit Rider is terminated, as described below. The guaranteed Net Death Benefit will be:

    - the GREATER of (a) the Face Amount as of the Final Payment Date or
      (b) the Contract Value as of the date due proof of death is received by the Company,

    - REDUCED by the Outstanding Loan, if any, through the contract month in which the Insured dies.

The Guaranteed Death Benefit Rider will terminate (AND MAY NOT BE REINSTATED) on the first to occur of the following:

    - Foreclosure of the Outstanding Loan, if any; OR

    - Any contract change that results in a negative guideline level premium; OR

    - A request for a partial withdrawal or preferred loan after the Final Payment Date; OR

    - Upon your written request.

GUIDELINE MINIMUM SUM INSURED -- The Guideline Minimum Sum Insured is a percentage of the Contract Value as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE. The Guideline Minimum Sum Insured is computed based on federal tax regulations to ensure that the Contract qualifies as a life insurance Contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary. The Guideline Minimum Sum Insured under this Contract meets or exceeds the IRS Guideline Minimum Sum Insured.

ILLUSTRATION -- In this illustration, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.

A Contract with a $100,000 Face Amount will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 250% of Contract Value, if the Contract Value exceeds $40,000 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Contract Value above $40,000 will increase the Death Benefit by $2.50. For example, a Contract with a Contract Value of $50,000 will have a guideline minimum sum insured of $125,000 ($50,000 X 2.50); Contract Value of $60,000 will produce a guideline minimum sum insured of $150,000 ($60,000 X 2.50); and Contract Value of $75,000 will produce a guideline minimum sum insured of $187,500 ($75,000 X 2.50).

Similarly, if Contract Value exceeds $40,000, each dollar taken out of Contract Value will reduce the Death Benefit by $2.50. If, for example, the Contract Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $150,000 to $125,000. If, however, the Contract Value multiplied by the applicable percentage from the table in Appendix A is less than the Face Amount, the Death Benefit will equal the Face Amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%.

The Death Benefit would not exceed the $100,000 Face Amount unless the Contract Value exceeded $54,055 (rather than $40,000), and each dollar then added to or taken from Contract Value would change the Death Benefit by $1.85.

CONTRACT VALUE

The Contract Value is the total value of your Contract. It is the SUM of:

    - Your accumulation in the Fixed Account; PLUS

    - The value of your Units in the Sub-Accounts.

There is no guaranteed minimum Contract Value. The Contract Value on any date depends on variables that cannot be predetermined.

Your Contract Value is affected by the:

    - Amount of your payment(s);

    - Interest credited in the Fixed Account;

    - Investment performance of the Funds you select;

    - Partial withdrawals;

    - Loans, loan repayments and loan interest paid or credited; and

    - Charges and deductions under the Contract.

COMPUTING CONTRACT VALUE -- We compute the Contract Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Contract Value is:

    - Your payment plus any interest earned during the underwriting period it was allocated to the Fixed Account (see THE CONTRACT -- "Applying for a Contract"); MINUS

    - The Monthly Deductions due.

On each Valuation Date after the Date of Issue, the Contract Value is the SUM of:

    - Accumulations in the Fixed Account; PLUS

    - The SUM of the PRODUCTS of:

    - The number of Units in each Sub-Account; TIMES

    - The value of a Unit in each Sub-Account on the Valuation Date.

THE UNIT -- We allocate each payment to the Sub-Accounts you selected. We credit allocations to the Sub-Accounts as Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Contract is the QUOTIENT of:

    - That part of the payment allocated to the Sub-Account; DIVIDED BY

    - The dollar value of a Unit on the Valuation Date the payment is received at our Principal Office.

The number of Units will remain fixed unless changed by a split of Unit value, transfer, loan, partial withdrawal or surrender. Also, Monthly Deductions taken from a Sub-Account will result in cancellation of Units equal in value to the amount deducted.

The dollar value of a Unit of a Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. This investment experience reflects the investment performance, expenses and charges of the Fund in which the Sub-Account invests. The value of each Unit was set at $1.00 on the first Valuation Date of each Sub-Account.

The value of a Unit on any Valuation Date is the PRODUCT of:

    - The dollar value of the Unit on the preceding Valuation Date; TIMES

    - The Net Investment Factor.

NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a Sub-Account during the Valuation Period just ended. The net investment factor for each Sub-Account is the result of:

    - The net asset value per share of a Fund held in the Sub-Account determined at the end of the current Valuation Period; PLUS

    - The per share amount of any dividend or capital gain distributions made by the Fund on shares in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; DIVIDED BY

    - The net asset value per share of a Fund share held in the Sub-Account determined as of the end of the immediately preceding Valuation Period; MINUS

    - The mortality and expense risk charge for each day in the Valuation Period, currently at an annual rate of 0.90% of the daily net asset value of that Sub-Account.

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Contract is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add an optional insurance benefit to the Contract by rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS.

SURRENDER

You may surrender the Contract and receive its Surrender Value. The Surrender Value is:

    - The Contract Value; MINUS

    - Any Outstanding Loan and surrender charges.

We will compute the Surrender Value on the Valuation Date on which we receive the Contract with a Written Request for surrender. We will deduct a surrender charge if you surrender the Contract within 10 full Contract years of the Date of Issue. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The Surrender Value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the Surrender Value within seven days following our receipt of Written Request. We may delay benefit payments under the circumstances described in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

For important tax consequences of a surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

You may withdraw part of the Contract Value of your Contract on Written Request. Your Written Request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If you do not provide allocation instructions, we will make a Pro-rata Allocation. Each partial withdrawal must be at least $1,000. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. The Face Amount is reduced proportionately based on the ratio of the amount of the partial withdrawal and charges to the Contract Value on the date of withdrawal.

On a partial withdrawal from a Sub-Account, we will cancel the number of Units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs and any applicable surrender fee. See CHARGES AND DEDUCTIONS -- "Surrender Charge" and CHARGES AND DEDUCTIONS -- "Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of the written request. We may delay payment as described in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

No surrender charges are imposed, and no commissions are paid, where the Insured as of the date of application is within the following class of individuals:

    - All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all Directors of First Allmerica and its affiliates and subsidiaries, all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Contracts and any spouses or children of the above persons. However, such Insureds will be subject to the Distribution Expense Charge.

MONTHLY DEDUCTIONS

On the Monthly Processing Date, the Company will deduct an amount to cover charges and expenses incurred in connection with the Contract. This Monthly Deduction will be deducted by subtracting values from the Fixed Account accumulation and/or canceling Units from each applicable Sub-Account in the ratio that the Contract Value in the Sub-Account bears to the Contract Value. The amount of the Monthly Deduction will vary from month to month. If the Contract Value is not sufficient to cover the Monthly Deduction which is due, the Contract may lapse. (See CONTRACT TERMINATION AND REINSTATEMENT.) The Monthly Deduction is comprised of the following charges:

    - MAINTENANCE FEE: The Company will make a deduction of $2.50 from any Contract with less than $100 in Contract Value to cover charges and expenses incurred in connection with the Contract. This charge is to reimburse the Company for expenses related to issuance and maintenance of the Contract. The Company does not intend to profit from this charge.

    - ADMINISTRATION CHARGE: The Company imposes a monthly charge at an annual rate of 0.20% of the Contract Value. This charge is to reimburse us for administrative expenses incurred in the administration of the Contract. It is not expected to be a source of profit.

    - MONTHLY INSURANCE PROTECTION CHARGE: Immediately after the Contract is issued, the Death Benefit will be greater than the payment. While the Contract is in force, prior to the Final Payment Date, the Death Benefit will generally be greater than the Contract Value. To enable us to pay this excess of the Death Benefit over the Contract Value, a monthly cost of insurance charge is deducted. This charge varies depending on the type of Contract and the Underwriting Class. In no event will the current deduction for the cost of insurance exceed the guaranteed maximum insurance protection rates set forth in the Contract. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Tobacco User or Non-Tobacco User (Mortality Table B for unisex Contracts and Mortality Table D for Second-to-Die Contracts) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for tobacco user and non-tobacco user. Any change in the insurance protection rates will apply to all Insured of the same Age, sex and Underwriting Class whose Contracts have been in force for the same period.

      The Underwriting Class of an Insured will affect the insurance protection rate. We currently place Insureds into standard Underwriting Classes and non-standard Underwriting Classes. The Underwriting Classes are also divided into two categories: tobacco user and non-tobacco user. We will place Insureds under the age of 18 at the Date of Issue in a standard or non-standard Underwriting Class. We will then classify the Insured as a non-tobacco user.

    - DISTRIBUTION EXPENSE: During the first ten Contract years, we make a monthly deduction to compensate for a portion of the sales expense which are incurred by us with respect to the Contracts. This charge is equal to an annual rate of 0.90% of the Contract Value.

    - FEDERAL AND STATE PAYMENT TAX CHARGE: During the first Contract year, we make a monthly deduction to partially compensate the Company for the increase in federal tax liability from the application of Section 848 of the Internal Revenue Code and to offset a portion of the average premium tax the Company is expected to pay to various state and local jurisdictions. This charge is equal to an annual rate of 1.50% of the Contract Value. The Company does not intend to profit from the premium tax portion of this charge. Premium taxes vary from state-to-state, ranging from zero to 5%. The deduction may be higher or lower than the actual premium tax imposed by the applicable jurisdiction, and is made whether or not any premium tax applies.

    - DAILY DEDUCTIONS: We assess each Sub-Account with a charge for mortality and expense risks we assume. Fund expenses are also reflected in the Variable Account.

    - MORTALITY AND EXPENSE RISK CHARGE: We impose a daily charge at a current annual rate of 0.90% of the average daily net asset value of each Sub-Account. This charge compensates us for assuming mortality and expense risks for variable interests in the Contracts.

      The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Contracts will exceed those compensated by the maintenance fee and administration charges in the Contracts. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

    - FUND EXPENSES -- The value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses of the Funds whose shares the Sub-Accounts purchase. The prospectuses and statements of additional information of the Funds contain more information concerning the fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the Sub-Accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

A contingent surrender charge is deducted from Contract Value in the case of surrender and/or a partial withdrawal for up to 10 years from Date of Issue of the Contract. The payments you make for the Contract are the maximum amount subject to a surrender charge. Certain withdrawals may be made without surrender charges, but any part of a withdrawal that is assessed a surrender charge reduces the remaining payments that will be subject to a surrender charge in the future.

In any Contract year, you may withdraw, without a surrender charge, up to:

    - 10% of the Contract Value at the time of the withdrawal, MINUS

    - The total of any prior free withdrawals in the same Contract year ("Free 10% Withdrawal.")

The 10% Free Withdrawal amount applies to both partial withdrawals and a full surrender of the Contract.

We will apply a surrender charge only to the amount by which your requested withdrawal exceeds the remaining 10% Free Withdrawal amount for that Contract year. This excess withdrawal amount, which is subject to a surrender charge based on the table below, reduces the remaining amount of your payments that will be subject to a surrender charge in the future. If the amount of the remaining payments that are subject to a surrender charge is reduced to zero, we will no longer assess a surrender charge, even if the surrender or partial withdrawal is within 10 years of the Contract's Date of Issue. During the first Contract year, the surrender charge could be as much as 10% of your purchase payments. See the EXAMPLES, below.

The surrender charge applicable to the excess withdrawal amount will depend upon the number of years that the Contract has been in force, based on the following schedule:

   Contract Year*        1       2      3      4      5      6      7      8      9        10+
Surrender Charge       10.00%  9.25%  8.50%  7.75%  7.00%  6.25%  4.75%  3.25%  1.50%      0%

* For a Contract that lapses and reinstates, see CONTRACT TERMINATION AND REINSTATEMENT.

The amount withdrawn from Contract Value equals the amount you request plus the contingent surrender charge and the partial withdrawal transaction fee (described below).

The right to make the Free 10% Withdrawal is not cumulative from Contract year to Contract year. For example, if you withdraw only 8% of Contract Value in the second Contract year, the amount you could withdraw in future Contract years would not be increased by the amount you did not withdraw in the second Contract year.

PARTIAL WITHDRAWAL TRANSACTION FEE

For each partial withdrawal (including a Free 10% Withdrawal), we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the partial withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below).

EXAMPLES

In each example below, it is assumed that you have not taken any loans from the Contract.

EXAMPLE 1. Assume that you made an initial payment of $100,000 to the Contract, and that the Contract Value is $120,000 when you request a full surrender of the Contract eight months later. The amount of the Free 10% Withdrawal is $12,000 (10% of Contract Value). The amount of the Contract Value that is subject to a surrender charge is $108,000 (the $120,000 Contract Value minus the Free 10% Withdrawal of $12,000). However, the amount of the surrender charge is capped at $10,000 (the first year surrender charge of 10% times your $100,000 payment to the Contract). The Surrender Value is $110,000 (the Contract Value of $120,000 minus the surrender charge of $10,000).

EXAMPLE 2. Assume that you made an initial payment of $100,000 for the Contract, and that you request a partial withdrawal of $15,000 at the beginning of the fifth Contract year when the Contract Value is $130,000. The amount of the Free 10% Withdrawal is $13,000 (10% of the Contract Value). The amount of the partial withdrawal that is subject to a surrender charge is $2,000 (the $15,000 you requested minus the Free 10% Withdrawal of $13,000). The amount of the surrender charge is $140 ($2,000 times the 7.00% surrender charge applicable in the fifth Contract year). The remaining Contract Value is $114,835 (the $130,000 Contract Value at the time of the withdrawal minus the $15,000 you requested, the $140 surrender charge, and the $25 partial withdrawal transaction fee). The amount of the Contract Value that is subject to a surrender charge is $98,000 (your $100,000 initial payment minus the $2,000 that was subject to the surrender charge).

Assume that, later in the same year, your Contract Value has grown to $150,000 and you make a request for a partial withdrawal of $10,000. The amount of the Free 10% Withdrawal is $2,000 (the $15,000 that is 10% of Contract Value at the time of withdrawal minus the prior Free 10% Withdrawal in that year of $13,000). The amount of the withdrawal that is subject to a surrender charge is $8,000 (the $10,000 you requested minus the current Free 10% Withdrawal of $2,000). The amount of the surrender charge is $560 ($8,000 times the 7.00% surrender charge applicable in the fifth contract year). The remaining Contract Value is $139,415 (the $150,000 Contract Value at the time of the withdrawal minus the $10,000 you requested, the $560 surrender charge, and the $25 partial withdrawal transaction fee). The amount of the Contract Value that is subject to a surrender charge is now $90,000 (the $98,000 of the initial payment that was still subject to a surrender charge after the first withdrawal minus the $8,000 that is subject to the surrender charge at the second withdrawal).

TRANSFER CHARGES

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge in that Contract year or in later Contract years. However, if you change your instructions for automatic transfers, the first automatic transfer thereafter will count as one transfer.

Each of the following transfers of Contract Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Contract year:

    - A conversion within the first 24 months from Date of Issue;

    - A transfer to the Fixed Account to secure a loan; and

    - A transfer from the Fixed Account as a results of a loan repayment.

                                 CONTRACT LOANS

You may borrow money secured by your Contract Value, both during and after the first Contract year. The total amount you may borrow is the Loan Value. The Loan Value is 90% of the Contract Value minus any surrender charges. Contract Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%.

The minimum loan amount is $1,000. The maximum loan is the Loan Value minus any Outstanding Loan. We will usually pay the loan within seven days after we receive the Written Request. We may delay the payment of loans as stated in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

We will allocate the loan among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

Policy value equal to the outstanding loan will earn monthly interest in the fixed account at an annual rate of at least 4.0% (5.5% for preferred loans). NO OTHER INTEREST WILL BE CREDITED.

PREFERRED LOAN OPTION

Any portion of the Outstanding Loan that represents earnings in this Contract, a loan from an exchanged life insurance policy that was as carried over to this Contract or the gain in the exchanged life insurance policy that was carried over to this Contract may be treated as a preferred loan. You may change a preferred loan to a non-preferred loan at any time upon written request. The available percentage of the gain carried over from an exchanged policy less any policy loan carried over which will be eligible for preferred loan treatment is as follows:

Beginning of                    1    2    3    4    5    6    7    8    9   10    11
Contract Year                  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---  ----
Unloaned Gain                  0%   10%  20%  30%  40%  50%  60%  70%  80%  90%  100%
Available

The guaranteed annual interest rate credited to the Contract Value securing a preferred loan will be at least 5.5%.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable distribution from the Contract. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).

LOAN INTEREST CHARGED

The Company charges interest on loans at an annual rate that is guaranteed not to exceed 6.0%. Interest accrues daily. Interest is due and payable in arrears at the end of each Contract year or for as short a period as the loan may exist. Interest not paid when due will be added to the Outstanding Loan by transferring Contract Value equal to the interest due to the Fixed Account. The interest due will bear interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Contract lapse. We will allocate that part of the Contract Value in the Fixed Account that secured a repaid loan to the Sub-Accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Contract Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Contract Value previously transferred from the Variable Account to secure the outstanding loan.

If the Outstanding Loan exceeds the Contract Value less the surrender charge, the Contract will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Contract will terminate with no value. See CONTRACT TERMINATION AND REINSTATEMENT.

EFFECT OF CONTRACT LOANS

Contract loans will permanently affect the Contract Value and Surrender Value, and may permanently affect the Death Benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Contract Value in the Fixed Account that secures the loan. We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from a surrender.

                     CONTRACT TERMINATION AND REINSTATEMENT

TERMINATION

Unless the Guaranteed Death Benefit Rider is in effect, the Contract will terminate if on a Monthly Processing Date the Surrender Value is less than $0 (zero.) If this situation occurs, the Contract will be in default. You will then have a grace period of 62 days, measured from the date of default, to make a payment sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the payment due and the date by which it must be paid. Failure to make a sufficient payment within the grace period will result in the Contract terminating without value. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any overdue charges. See THE CONTRACT -- "Guaranteed Death Benefit Rider."

REINSTATEMENT

A terminated Contract may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the Monthly Processing Date following the date you submit to us:

    - Written application for reinstatement;

    - Evidence of Insurability showing that the Insured is insurable according to our current underwriting rules;

    - A payment that is large enough to cover the cost of all Contract charges that were due and unpaid during the grace period;

    - A payment that is large enough to keep the Contract in force for three months; and

    - A payment or reinstatement of any loan against the Contract that existed at the end of the grace period.

Contracts which have been surrendered may not be reinstated. The Guaranteed Death Benefit Rider may not be reinstated.

SURRENDER CHARGE -- For the purpose of measuring the surrender charge period, the Contract will be reinstated as of the date of default. The surrender charge on the date of reinstatement is the surrender charge that would have been in effect on the date of default.

CONTRACT VALUE ON REINSTATEMENT -- The Contract Value on the date of reinstatement is:

    - The payment made to reinstate the Contract and interest earned from the date the payment was received at our Principal Office; PLUS

    - The Contract Value less any Outstanding Loan on the date of default; MINUS

    - The Monthly Deductions due on the date of reinstatement.

You may reinstate any Outstanding Loan.

                           OTHER CONTRACT PROVISIONS

CONTRACT OWNER

The Contract Owner named on the specifications page of the Contract is the Insured unless another Contract Owner has been named in the application. As Contract Owner, you are entitled to exercise all rights under your Contract while the Insured is alive, with the consent of any irrevocable Beneficiary.

BENEFICIARY

The Beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Contract, the Beneficiary has no rights in the Contract before the Insured dies. While the Insured is alive, you may change the Beneficiary, unless you have declared the Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Contract Owner (or the Contract Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, we will pay each Beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless the Contract Owner has requested otherwise.

ASSIGNMENT

You may assign a Contract as collateral or make an absolute assignment. All Contract rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Contract. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the Written Request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING CONTRACT PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE THE CONTRACT

We cannot challenge the validity of your Contract if the Insured was alive after the Contract had been in force for two years from the Date of Issue.

SUICIDE

The Net Death Benefit will not be paid if the Insured commits suicide within two years from the Date of Issue. Instead, we will pay the Beneficiary all payments made for the Contract, without interest, less any Outstanding Loan and partial withdrawals.

MISSTATEMENT OF AGE OR SEX

If the Insured's Age or sex is not correctly stated in the Contract application, we will adjust the Death Benefit and Face Amount under the Contract to reflect the correct Age and sex. The adjustment will be based upon the ratio of the maximum payment for the Contract to the maximum payment for the Contract issued for the correct Age or sex. We will not reduce the Death Benefit to less than the Guideline Minimum Sum Insured. For a unisex Contract, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

We may delay paying any amounts derived from a payment you made by check until the check has cleared your bank. Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Contract loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings;

    - The SEC restricts trading on the New York Stock Exchange; OR

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on Contracts that we or our affiliates issue will not be delayed.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Contracts. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Contract Owner is a corporation or the Trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes with respect to the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE CONTRACTS

We believe that the Contracts described in this prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the total amount of premiums and on the relationship of the Contract Value to the Death Benefit. So long as the Contracts are life insurance contracts, the Net Death Benefit of the Contract is excludable from the gross income of the Beneficiary. Also, any increase in Contract Value is not taxable until received by you or your designee. Although the Company believes the Contracts are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to a last survivorship life insurance contract is not directly addressed by Section 7702. In absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a Contract will meet the Section 7702 definition of a life insurance contract. This is true particularly if the Contract Owner pays the full amount of payments permitted under the Contract. A Contract Owner contemplating the payment of such amounts should do so only after consulting a tax advisor. If a Contract were determined not to be a life insurance contract under Section 7702, it would not have most of the tax advantages normally provided by a life insurance contract.

MODIFIED ENDOWMENT CONTRACTS

A life insurance Contract is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay test" of Section 7702A. The seven-pay test provides that payments can not be paid at a rate more rapidly than allowed by the payment of seven annual payments using specified computational rules provided in Section 7702A. In addition, if benefits are reduced at anytime during the life of the Contract, there may be adverse tax consequences. Please consult your tax adviser.

If the Contract is considered a modified endowment contract, distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the Surrender Value exceeds the Contract Owner's investment in the Contract. Any other amounts will be treated as a return of capital up to the Contract Owner's basis in the Contract. A 10% additional tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled;

    - Made after the taxpayer attains age 59 1/2; OR

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

The Company has designed this Contract to meet the definition of a modified endowment contract.

Any contract received in exchange for a modified endowment contract will also be a modified endowment contract. However, an exchange under Section 1035 of the Code of (1) a life insurance contract entered into before June 21, 1988 or
(2) a life insurance contract that is not itself a modified endowment Contract, will not cause the new Contract to be treated as a modified endowment contract if no additional payments are paid and there is no increase in the death benefit as a result of the exchange.

All modified endowment contracts issued by the same insurance company to the same Contract Owner during any calendar period will be treated as a single modified endowment contract in computing taxable distributions.

CONTRACT LOANS

Consumer interest paid on Contract loans under an individually owned Contract is not tax deductible. A business may deduct interest on loans up to $50,000 subject to a prescribed maximum amount, provided that the Insured is a "key person" of that business. The Code defines "key person" to mean an officer or a 20% owner.

DIVERSIFICATION

Federal tax law requires that the investment of each Sub-Account funding the Contracts be adequately diversified according to Treasury regulations. Although we do not have control over the investments of the Funds, we believe that the Funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Contract Owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Contracts or our administrative rules may be modified as necessary to prevent a Contract Owner from being considered the owner of the assets of the Variable Account.

                                 VOTING RIGHTS

Where the law requires, we will vote Fund shares that each Sub-Account holds according to instructions received from Contract Owners with Contract Value in the Sub-Account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Contracts, we reserve the right to do so.

We will provide each person having a voting interest in a Fund with proxy materials and voting instructions. We will vote shares held in each Sub-Account for which no timely instructions are received in proportion to all instructions received for the Sub-Account. We will also vote in the same proportion our shares held in the Variable Account that do not relate to the Contracts.

We will compute the number of votes that a Contract Owner has the right to instruct on the record date established for the Fund. This number is the quotient of:

    - Each Contract Owner's Contract Value in the Sub-Account; divided by

    - The net asset value of one share in the Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION WITH COMPANY               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------               ----------------------------------------------
Bruce C. Anderson                            Director (since 1996) and Vice President
  Director and Vice President                (since 1984) of First Allmerica

Warren E. Barnes                             Vice President (since 1996) and Corporate
  Vice President and Corporate Controller    Controller (since 1998) of First Allmerica

Mark R. Colborn                              Director (since 2000) and Vice President
  Director and Vice President                (since 1992) of First Allmerica

Charles F. Cronin                            Secretary and Counsel (since 2000) of First
  Secretary                                  Allmerica; Counsel (since 1996) of First
                                             Allmerica; Attorney (1991-1996) of Nutter,
                                             McClennen & Fish

J. Kendall Huber                             Director, Vice President and General Counsel
  Director, Vice President and General       (since 2000) of First Allmerica; Vice
  Counsel                                    President (1999) of Promos Hotel Corporation;
                                             Vice President and Deputy General Counsel
                                             (1998-1999) of Legg Mason, Inc.; Vice
                                             President and Deputy General Counsel
                                             (1995-1998) of USF&G Corporation

John P. Kavanaugh                            Director and Chief Investment Officer (since
  Director, Vice President and               1996) and Vice President (since 1991) of First
  Chief Investment Officer                   Allmerica; Director (since 1996) and President
                                             (since 1995) of Allmerica Asset
                                             Management, Inc.

Mark C. McGivney                             Vice President (since 1997) and Treasurer
  Treasurer                                  (since 2000) of First Allmerica; Associate,
                                             Investment Banking (1996-1997) of Merrill
                                             Lynch & Co.

John F. O'Brien                              Director, President and Chief Executive
  Director and Chairman of the Board         Officer (since 1989) of First Allmerica

Edward J. Parry, III                         Director and Chief Financial Officer (since
  Director, Vice President and Chief         1996), Vice President (since 1993) and
  Financial Officer                          Treasurer (1993-2000) of First Allmerica

Richard M. Reilly                            Director (since 1996) and Vice President
  Director, President and Chief Executive    (since 1990) of First Allmerica; Director
  Officer                                    (since 1990), President and Chief Executive
                                             Officer (since 1995) of Allmerica Financial
                                             Life Insurance and Annuity Company; Director
                                             and President (since 1998) of Allmerica
                                             Financial Investment Management
                                             Services, Inc.

Robert P. Restrepo, Jr.                      Director and Vice President (since 1998) of
  Director                                   First Allmerica; Chief Executive Officer (1996
                                             to 1998) of Travelers Property & Casualty;
                                             Senior Vice President (1993 to 1996) of Aetna
                                             Life & Casualty Company

NAME AND POSITION WITH COMPANY               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------               ----------------------------------------------
Eric A. Simonsen                             Director (since 1996) and Vice President
  Director and Vice President                (since 1990) of First Allmerica

Gregory D. Tranter                           Director and Vice President (since 2000) of
  Director and Vice President                First Allmerica; Vice President (1996-1998) of
                                             Travelers Property & Casualty; Director of
                                             Geico Team (1983-1996) of Aetna Life &
                                             Casualty

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly-owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Contracts. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Contracts through their registered representatives who are appointed by us.

The Company pays commissions not to exceed 6% of the payment to broker-dealers which sell the Contracts. Alternative commission schedules are available with lower initial commission amounts, plus ongoing annual compensation of up to 1.00% of Contract Value. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through a combination of the contingent surrender charge, the distribution expense charge, and investment earnings on amounts allocated under the Contracts to the Fixed Account in excess of the interest credited on amounts in the Fixed Account. Commissions paid on the Contracts, including other incentives or payments, are not charged to Contract Owners or to the Separate Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Contract, including:

    - Payments;

    - Transfers among Sub-Accounts and the Fixed Account;

    - Partial withdrawals;

    - Increases in loan amount or loan repayments;

    - Lapse or termination for any reason; and

    - Reinstatement.

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Contract year. It will also set forth the status of the Death Benefit, Contract Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Contract loans. The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. We will send you reports containing financial statements and other information for the Variable Account and the Funds as the 1940 Act requires.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the Fund are no longer available for investment; or

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account.

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Contract interest in a Sub-Account without notice to Contract Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other contracts or allow a conversion between contracts on a Contract Owner's request.

We reserve the right to establish additional Sub-Accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts.

Shares of the Funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity Contracts ("mixed funding"). Shares of the Funds may also be issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. The Company and the Funds do not believe that mixed funding is currently disadvantageous to either variable life insurance contract owners or variable annuity contract owners. The Company will monitor events to identify any material conflicts among contract owners because of mixed funding. If the Company concludes that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Contract to reflect a substitution or other change and will notify Contract Owners of the change. Subject to any approvals the law may require, the Variable Account or any Sub-Accounts may be:

    - Operated as a management company under the 1940 Act;

    - Deregistered under the 1940 Act if registration is no longer required; OR

    - Combined with other sub-accounts or our other separate accounts.

                              FURTHER INFORMATION

We have filed a registration statement under the Securities Act of 1933 ("1933 Act") for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the Contract and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This prospectus serves as a disclosure document only for the aspects of the Contract relating to the Variable Account. For complete details on the Fixed Account, read the Contract itself. The Fixed Account and other interests in the Fixed Account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Contract and the Fixed Account. The SEC has not reviewed the disclosures in this section of the prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your payment to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our General Account. The General Account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our General Account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST

We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as a payment or a transfer, to the next Contract anniversary.

Contract loans may also be made from the Contract Value in the Fixed Account. We will credit that part of the Contract Value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0% (5.5% for preferred loans).

We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Contract loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on Contracts that we or our affiliates issue will not be delayed.

TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS

If a Contract is surrendered or if a partial withdrawal is made, a surrender charge and/or partial withdrawal charge may be imposed. We deduct partial withdrawals from Contract Value allocated to the Fixed Account on a last-in/first out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 for each transfer in that Contract year. The transfer privilege is subject to our consent and to our then current rules.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and the financial statements of VEL Account III of the Company as of December 31, 2000 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

Financial Statements for the Company are included in this Prospectus, starting immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

               APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE

The Guideline Minimum Sum Insured is a percentage of the Contract Value. The factors for the Guideline Minimum Sum Insured will meet or exceed the requirements under federal tax regulations, as set forth in the table below. The Guideline Minimum Sum Insured factors applicable to your contract are set forth in its specifications pages.

                         GUIDELINE MINIMUM SUM INSURED
                           -------------------------

Age of Insured                                             Percentage of
on Date of Death                                           Contract Value
---------------------------------------------------------  --------------
    40 and under.........................................       250%
    41...................................................       245%
    42...................................................       240%
    43...................................................       235%
    44...................................................       220%
    45...................................................       215%
    46...................................................       209%
    47...................................................       203%
    48...................................................       197%
    49...................................................       191%
    50...................................................       185%
    51...................................................       178%
    52...................................................       171%
    53...................................................       164%
    54...................................................       157%
    55...................................................       150%
    56...................................................       146%
    57...................................................       142%
    58...................................................       138%
    59...................................................       134%
    60...................................................       130%
    61...................................................       128%
    62...................................................       126%
    63...................................................       124%
    64...................................................       122%
    65...................................................       120%
    70...................................................       115%
    71...................................................       113%
    72...................................................       111%
    73...................................................       109%
    74...................................................       107%
    75-90................................................       105%
    91...................................................       104%
    92...................................................       103%
    93...................................................       102%
    94...................................................       101%
    95 and above.........................................       100%

                   APPENDIX B -- OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by rider. For more information, contact your representative. Certain riders may not be available in all states.

OPTION TO ACCELERATE BENEFITS (LIVING BENEFITS) RIDER

    This rider allows part of the Contract proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

LIFE INSURANCE 1035 EXCHANGE RIDER

    This rider provides preferred loan rates to: (a) any outstanding loan carried over from an exchanged policy, the proceeds of which are applied to purchase the Contract; and (b) a percentage of the gain under the exchanged policy, less the outstanding policy loans carried over to the Contract, as of the date of exchange.

GUARANTEED DEATH BENEFIT RIDER

    This rider provides a guaranteed Net Death Benefit which is the GREATER of
    (a) the Face Amount as of the Final Payment Date or (b) the Contract Value as of the date due proof of death is received by the Company, REDUCED by the Outstanding Loan, if any, through the Contract month in which the Insured dies. If the Contract Owner pays an initial payment equal to the Guideline Single Premium, the Contract will be issued with the Guaranteed Death Benefit Rider at no additional charge. The rider may terminate under certain circumstances.

                         APPENDIX C -- PAYMENT OPTIONS

PAYMENT OPTIONS -- On Written Request, the Surrender Value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the beneficiary may pay to us any amount that would otherwise be deducted from the Death Benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the Fixed Account. These amounts are not based on the investment experience of the Variable Account. The amounts payable under these options, for each $1,000 applied, will be:

(a) the rate per $1,000 of benefit based on our non-guaranteed current benefit option rates for this class of Contracts, or

(b) the rate in your Contract for the applicable benefit option, whichever is greater.

If you choose a benefit option, the Beneficiary may, when filing a proof of claim, pay us any amount that otherwise would be deducted from the proceeds.

- OPTION A: BENEFITS FOR A SPECIFIED NUMBER OF YEARS -- We will make equal payments for any selected number of years up to 30 years. These payments may be made annually, semi-annually, quarterly or monthly, whichever you choose.

- OPTION B: LIFETIME MONTHLY BENEFIT -- Benefits are based on the age of the person who receives the money (called the payee) on the date the first payment will be made. You may choose one of the three following options to specify when benefits will cease:

    - when the payee dies with no further benefits due (Life Annuity);

    - when the payee dies but not before the total benefit payments made by us equals the amount applied under this option (Life Annuity with Installment Refund); or

    - when the payee dies but not before 10 years have elapsed from the date of the first payment (Life Annuity with Payments Guaranteed for 10 years).

- OPTION C: INTEREST BENEFITS -- We will pay interest at a rate we determine each year. It will not be less than 3% per year. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. These benefits will stop when the amount left has been withdrawn. If the payee dies, any unpaid balance plus accrued interest will be paid in a lump sum.

- OPTION D: BENEFITS FOR A SPECIFIED AMOUNT -- Interest will be credited to the unpaid balance and we will make payments until the unpaid balance is gone. We will credit interest at a rate we determine each year, but not less than 3%. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. The benefit level chosen must provide for an annual benefit of at least 8% of the amount applied.

- OPTION E: LIFETIME MONTHLY BENEFITS FOR TWO PAYEES -- We will pay a benefit jointly to two payees during their joint lifetime. After one payee dies, the benefits to the survivor will be:

    - the same as the original amount, or

    - in an amount equal to 2/3 of the original amount.

    Benefits are based on the payees' ages on the date the first payment is due. Benefits will end when the second payee dies.

SELECTION OF PAYMENT OPTIONS -- The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Contract Owner and Beneficiary provisions, any option selection may be changed before the Net Death Benefit become payable. If you make no selection, the Beneficiary may select an option when the Net Death Benefit becomes payable.

If the amount of the monthly benefit under Option B for the age of the payee is the same for different periods certain, the payee will be entitled to the longest period certain for the payee's age.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If Option C or D is chosen by the payee when this Contract becomes a claim, the payee may reserve the right to change to any other option. The payee who elects to change options must be the payee under the option selected.

ADDITIONAL DEPOSITS -- An additional deposit may be added to any proceeds when they are applied under Option B and E. We reserve the right to limit the amount of any additional deposit. We may levy a charge of no more than 3% on any additional deposits.

RIGHTS AND LIMITATIONS -- A payee has no right to assign any amount payable under any option, nor to demand a lump sum benefit in place of any amount payable under Options B or E. A payee will have the right to receive a lump sum in place of installments under Option A. The payee must provide us with a Written Request to reserve this right. If the right to receive a lump sum is exercised, we will determine the lump sum benefit at the same interest rates used to calculate the installments. The amount left under Option C and any unpaid balance under Option D, may be withdrawn only as noted in the Written Request selecting the option.

A corporate or fiduciary payee may select only Option A, C or D, subject to our approval.

PAYMENT DATES -- The first payment under any option, except Option C, will be due on the date this Contract matures, by death or otherwise, unless another date is designated. Benefits under Option C begin at the end of the first benefit period.

The last payment under any option will be made as stated in the option's description. However, if a payee under Options B or E dies before the due date of the second monthly payment, the amount applied, minus the first monthly payment, will be paid in a lump sum or under any option other than Option E. This payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

BENEFIT RATES -- The Benefit Option Tables in your Contract show benefit amounts for Option A, B and E. If you choose one of these options, either within five years of the date of surrender or the date the proceeds are otherwise payable, we will apply either the benefit rates listed in the Tables, or the rates we use on the date the proceeds are paid, whichever is more favorable. Benefits that begin more than five years after that date, or as a result of additional deposits, will be based on the rates we use on the date the first benefit is due.

         APPENDIX D -- ILLUSTRATIONS OF DEATH BENEFIT, CONTRACT VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which a Contract's Death Benefit and Contract Value could vary over an extended period.

ASSUMPTIONS

The tables illustrate the following Contracts: a Contract issued to a male, age 55, under a standard underwriting class and qualifying for the non-tobacco user discount; a Contract issued on a unisex basis to an Insured, age 55, under a standard underwriting class and qualifying for the non-tobacco user discount; a Second-to-Die Contract issued to a male, age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount and a female, age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount; and a Second-to-Die Contract issued on a unisex basis to two Insureds both age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount. The tables illustrate the guaranteed insurance protection rates and the current insurance protection rates as presently in effect. On request, we will provide a comparable illustration based on the proposed Insured's age, sex, and Underwriting Class, and a specified payment.

The tables illustrate Contract Values based on the assumptions that no Contract loans have been made, that no partial withdrawals have been made, and that no more than 12 transfers have been made in any Contract year (so that no transaction or transfer charges have been incurred). The tables also assume that the Guaranteed Death Benefit Rider is in effect. (The Contract will lapse when the Surrender Value or Contract Value is zero, unless the Guaranteed Death Benefit Rider is in effect.)

The tables assume that the initial payment is allocated to and remains in the Variable Account for the entire period shown. They are based on hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equal to constant gross annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount that would accumulate if the initial payment was invested to earn interest (after taxes) at 5% compounded annually.

The Contract Values and Death Benefit would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below the averages for individual Contract years. The values would also be different depending on the allocation of the Contract's total Contract Value among the Sub-Accounts, if the rates of return averaged 0%, 6% or 12%, but the rates of each Fund varied above and below the averages.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated Death Benefits and Contract Value, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Contract Values take into account the deduction from payments for the tax expense charge, the Monthly Deductions from Contract Value (including the administrative charge (equivalent to 0.20% on an annual basis), and the distribution charge (equivalent to 0.90% on an annual basis, for the first ten Contract years only). and the daily charge against the Variable Account for mortality and expense risks (0.90% on an annual basis). In both the Current Cost of Insurance Charges illustrations and Guaranteed Cost of Insurance Charges illustrations, the Variable Account charges currently are equivalent to an effective annual rate of 0.90% of the average daily value of the assets in the Variable Account.

EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses. These are assumed to be at an annual rate of 0.90% of the average daily net assets of the Underlying Funds, which is the approximate average of the expenses of the Underlying Funds in 2000. The actual fees and expenses of each Underlying Fund vary, and, in 2000, ranged from an annual rate of 0.33% to an annual rate of 1.89% of average daily net assets. The fees and expenses associated with the Contract may be more or less than 0.90% in the aggregate, depending upon how you make allocations of the Contract Value among the Sub-Accounts.


Through December 31, 2001, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Money Market Fund and AIT Equity Index Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2000.


In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds.

For the fiscal year ended December 31, 2000, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets was 1.02% for DGPF International Equity Series. Effective May 1, 2001 through October 31, 2001, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 0.95% for the DGPF International Equity Series. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT

Taking into account the Separate Account mortality and expense risk charge of 0.90%, and the assumed 0.90% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.80%, 4.20% and 10.20%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and Contract Values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     MALE NONSMOKER AGE 55

                                                     SPECIFIED FACE AMOUNT =
                                                     $74,596

                       CURRENT COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,276    23,776   74,596     22,729    25,229   74,596     24,182    26,682   74,596
   2         27,563     20,642    22,954   74,596     23,533    25,845   74,596     26,595    28,907   74,596
   3         28,941     20,036    22,161   74,596     24,352    26,477   74,596     29,194    31,319   74,596
   4         30,388     19,458    21,395   74,596     25,186    27,123   74,596     31,994    33,931   74,596
   5         31,907     18,906    20,656   74,596     26,036    27,786   74,596     35,012    36,762   74,596
   6         33,502     18,380    19,942   74,596     26,902    28,465   74,596     38,266    39,828   74,596
   7         35,178     18,065    19,253   74,596     27,973    29,160   74,596     41,963    43,150   74,596
   8         36,936     17,775    18,587   74,596     29,060    29,872   74,596     45,937    46,750   74,596
   9         38,783     17,570    17,945   74,596     30,227    30,602   74,596     50,275    50,650   74,596
   10        40,722     17,325    17,325   74,596     31,350    31,350   74,596     54,875    54,875   74,596
   11        42,758     16,911    16,911   74,596     32,471    32,471   74,596     60,110    60,110   74,596
   12        44,896     16,508    16,508   74,596     33,632    33,632   74,596     65,845    65,845   78,356
   13        47,141     16,113    16,113   74,596     34,835    34,835   74,596     72,127    72,127   85,110
   14        49,498     15,729    15,729   74,596     36,081    36,081   74,596     79,009    79,009   92,440
   15        51,973     15,353    15,353   74,596     37,372    37,372   74,596     86,547    86,547  100,394
   16        54,572     14,987    14,987   74,596     38,708    38,708   74,596     94,804    94,804  109,024
   17        57,300     14,629    14,629   74,596     40,093    40,093   74,596    103,849   103,849  117,349
   18        60,165     14,280    14,280   74,596     41,527    41,527   74,596    113,757   113,757  126,270
   19        63,174     13,939    13,939   74,596     43,012    43,012   74,596    124,610   124,610  135,825
   20        66,332     13,606    13,606   74,596     44,550    44,550   74,596    136,498   136,498  146,053

 Age 60      31,907     18,906    20,656   74,596     26,036    27,786   74,596     35,012    36,762   74,596
 Age 65      40,722     17,325    17,325   74,596     31,350    31,350   74,596     54,875    54,875   74,596
 Age 70      51,973     15,353    15,353   74,596     37,372    37,372   74,596     86,547    86,547  100,394
 Age 75      66,332     13,606    13,606   74,596     44,550    44,550   74,596    136,498   136,498  146,053

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     MALE NONSMOKER AGE 55

                                                     SPECIFIED FACE AMOUNT =
                                                     $74,596

                      GUARANTEED COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,017    23,517   74,596     22,471    24,971   74,596     23,926    26,426   74,596
   2         27,563     20,071    22,383   74,596     22,969    25,282   74,596     26,043    28,355   74,596
   3         28,941     19,097    21,222   74,596     23,432    25,557   74,596     28,307    30,432   74,596
   4         30,388     18,094    20,032   74,596     23,857    25,795   74,596     30,736    32,674   74,596
   5         31,907     17,047    18,797   74,596     24,233    25,983   74,596     33,343    35,093   74,596
   6         33,502     15,954    17,517   74,596     24,557    26,120   74,596     36,150    37,713   74,596
   7         35,178     14,986    16,174   74,596     25,003    26,191   74,596     39,365    40,552   74,596
   8         36,936     13,946    14,759   74,596     25,376    26,188   74,596     42,827    43,639   74,596
   9         38,783     12,878    13,253   74,596     25,721    26,096   74,596     46,628    47,003   74,596
   10        40,722     11,632    11,632   74,596     25,891    25,891   74,596     50,678    50,678   74,596
   11        42,758      9,985     9,985   74,596     25,807    25,807   74,596     55,217    55,217   74,596
   12        44,896      8,177     8,177   74,596     25,596    25,596   74,596     60,278    60,278   74,596
   13        47,141      6,183     6,183   74,596     25,238    25,238   74,596     65,934    65,934   77,803
   14        49,498      3,974     3,974   74,596     24,707    24,707   74,596     72,141    72,141   84,405
   15        51,973      1,519     1,519   74,596     23,975    23,975   74,596     78,917    78,917   91,543
   16        54,572          0         0   74,596     22,998    22,998   74,596     86,311    86,311   99,257
   17        57,300          0         0   74,596     21,715    21,715   74,596     94,416    94,416  106,690
   18        60,165          0         0   74,596     20,064    20,064   74,596    103,315   103,315  114,680
   19        63,174          0         0   74,596     17,947    17,947   74,596    113,100   113,100  123,280
   20        66,332          0         0   74,596     15,266    15,266   74,596    123,888   123,888  132,560

 Age 60      31,907     17,047    18,797   74,596     24,233    25,983   74,596     33,343    35,093   74,596
 Age 65      40,722     11,632    11,632   74,596     25,891    25,891   74,596     50,678    50,678   74,596
 Age 70      51,973      1,519     1,519   74,596     23,975    23,975   74,596     78,917    78,917   91,543
 Age 75      66,332          0         0   74,596     15,266    15,266   74,596    123,888   123,888  132,560

* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     UNISEX NONSMOKER AGE 55

                                                     SPECIFIED FACE AMOUNT =
                                                     $76,948

                       CURRENT COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,276    23,776   76,948     22,729    25,229   76,948     24,182    26,682   76,948
   2         27,563     20,642    22,954   76,948     23,533    25,845   76,948     26,595    28,907   76,948
   3         28,941     20,036    22,161   76,948     24,352    26,477   76,948     29,194    31,319   76,948
   4         30,388     19,458    21,395   76,948     25,186    27,123   76,948     31,994    33,931   76,948
   5         31,907     18,906    20,656   76,948     26,036    27,786   76,948     35,012    36,762   76,948
   6         33,502     18,380    19,942   76,948     26,902    28,465   76,948     38,266    39,828   76,948
   7         35,178     18,065    19,253   76,948     27,973    29,160   76,948     41,963    43,150   76,948
   8         36,936     17,775    18,587   76,948     29,060    29,872   76,948     45,937    46,750   76,948
   9         38,783     17,570    17,945   76,948     30,227    30,602   76,948     50,275    50,650   76,948
   10        40,722     17,325    17,325   76,948     31,350    31,350   76,948     54,875    54,875   76,948
   11        42,758     16,911    16,911   76,948     32,471    32,471   76,948     60,110    60,110   76,948
   12        44,896     16,508    16,508   76,948     33,632    33,632   76,948     65,845    65,845   78,356
   13        47,141     16,113    16,113   76,948     34,835    34,835   76,948     72,127    72,127   85,110
   14        49,498     15,729    15,729   76,948     36,081    36,081   76,948     79,009    79,009   92,440
   15        51,973     15,353    15,353   76,948     37,372    37,372   76,948     86,547    86,547  100,394
   16        54,572     14,987    14,987   76,948     38,708    38,708   76,948     94,804    94,804  109,024
   17        57,300     14,629    14,629   76,948     40,093    40,093   76,948    103,849   103,849  117,349
   18        60,165     14,280    14,280   76,948     41,527    41,527   76,948    113,757   113,757  126,270
   19        63,174     13,939    13,939   76,948     43,012    43,012   76,948    124,610   124,610  135,825
   20        66,332     13,606    13,606   76,948     44,550    44,550   76,948    136,543   136,543  146,101

 Age 60      31,907     18,906    20,656   76,948     26,036    27,786   76,948     35,012    36,762   76,948
 Age 65      40,722     17,325    17,325   76,948     31,350    31,350   76,948     54,875    54,875   76,948
 Age 70      51,973     15,353    15,353   76,948     37,372    37,372   76,948     86,547    86,547  100,394
 Age 75      66,332     13,606    13,606   76,948     44,550    44,550   76,948    136,543   136,543  146,101

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     UNISEX NONSMOKER AGE 55

                                                     SPECIFIED FACE AMOUNT =
                                                     $76,948

                      GUARANTEED COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,017    23,517   76,948     22,471    24,971   76,948     23,925    26,425   76,948
   2         27,563     20,069    22,382   76,948     22,966    25,279   76,948     26,038    28,351   76,948
   3         28,941     19,105    21,230   76,948     23,436    25,561   76,948     28,307    30,432   76,948
   4         30,388     18,110    20,047   76,948     23,867    25,805   76,948     30,739    32,676   76,948
   5         31,907     17,082    18,832   76,948     24,258    26,008   76,948     33,354    35,104   76,948
   6         33,502     16,013    17,576   76,948     24,601    26,164   76,948     36,171    37,733   76,948
   7         35,178     15,074    16,262   76,948     25,070    26,258   76,948     39,394    40,582   76,948
   8         36,936     14,068    14,881   76,948     25,468    26,281   76,948     42,863    43,676   76,948
   9         38,783     13,039    13,414   76,948     25,843    26,218   76,948     46,668    47,043   76,948
   10        40,722     11,843    11,843   76,948     26,052    26,052   76,948     50,718    50,718   76,948
   11        42,758     10,254    10,254   76,948     26,012    26,012   76,948     55,249    55,249   76,948
   12        44,896      8,519     8,519   76,948     25,856    25,856   76,948     60,293    60,293   76,948
   13        47,141      6,613     6,613   76,948     25,563    25,563   76,948     65,931    65,931   77,798
   14        49,498      4,517     4,517   76,948     25,116    25,116   76,948     72,168    72,168   84,437
   15        51,973      2,193     2,193   76,948     24,483    24,483   76,948     78,981    78,981   91,618
   16        54,572          0         0   76,948     23,613    23,613   76,948     86,419    86,419   99,381
   17        57,300          0         0   76,948     22,469    22,469   76,948     94,576    94,576  106,870
   18        60,165          0         0   76,948     21,000    21,000   76,948    103,535   103,535  114,923
   19        63,174          0         0   76,948     19,116    19,116   76,948    113,387   113,387  123,592
   20        66,332          0         0   76,948     16,723    16,723   76,948    124,246   124,246  132,943

 Age 60      31,907     17,082    18,832   76,948     24,258    26,008   76,948     33,354    35,104   76,948
 Age 65      40,722     11,843    11,843   76,948     26,052    26,052   76,948     50,718    50,718   76,948
 Age 70      51,973      2,193     2,193   76,948     24,483    24,483   76,948     78,981    78,981   91,618
 Age 75      66,332          0         0   76,948     16,723    16,723   76,948    124,246   124,246  132,943

* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     MALE NONSMOKER AGE 65

                                                     FEMALE NONSMOKER AGE 65

                                                     SPECIFIED FACE AMOUNT =
                                                     $73,207

                       CURRENT COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,404    23,904   73,207     22,865    25,365   73,207     24,326    26,826   73,207
   2         27,563     20,853    23,165   73,207     23,778    26,090   73,207     26,876    29,189   73,207
   3         28,941     20,307    22,432   73,207     24,683    26,808   73,207     29,600    31,725   73,207
   4         30,388     19,784    21,722   73,207     25,608    27,545   73,207     32,537    34,475   73,207
   5         31,907     19,284    21,034   73,207     26,553    28,303   73,207     35,713    37,463   73,207
   6         33,502     18,806    20,368   73,207     27,519    29,081   73,207     39,147    40,710   73,207
   7         35,178     18,536    19,723   73,207     28,694    29,881   73,207     43,051    44,238   73,207
   8         36,936     18,286    19,099   73,207     29,891    30,703   73,207     47,260    48,073   73,207
   9         38,783     18,119    18,494   73,207     31,173    31,548   73,207     51,864    52,239   73,207
   10        40,722     17,909    17,909   73,207     32,416    32,416   73,207     56,767    56,767   73,207
   11        42,758     17,516    17,516   73,207     33,642    33,642   73,207     62,308    62,308   73,207
   12        44,896     17,132    17,132   73,207     34,915    34,915   73,207     68,389    68,389   73,207
   13        47,141     16,757    16,757   73,207     36,237    36,237   73,207     75,087    75,087   78,841
   14        49,498     16,389    16,389   73,207     37,608    37,608   73,207     82,421    82,421   86,542
   15        51,973     16,030    16,030   73,207     39,031    39,031   73,207     90,465    90,465   94,988
   16        54,572     15,679    15,679   73,207     40,508    40,508   73,207     99,295    99,295  104,259
   17        57,300     15,335    15,335   73,207     42,041    42,041   73,207    108,986   108,986  114,435
   18        60,165     14,999    14,999   73,207     43,632    43,632   73,207    119,623   119,623  125,604
   19        63,174     14,670    14,670   73,207     45,283    45,283   73,207    131,298   131,298  137,863
   20        66,332     14,349    14,349   73,207     46,996    46,996   73,207    144,113   144,113  151,318

 Age 70      31,907     19,284    21,034   73,207     26,553    28,303   73,207     35,713    37,463   73,207
 Age 75      40,722     17,909    17,909   73,207     32,416    32,416   73,207     56,767    56,767   73,207

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     MALE NONSMOKER AGE 65

                                                     FEMALE NONSMOKER AGE 65

                                                     SPECIFIED FACE AMOUNT =
                                                     $73,207

                      GUARANTEED COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,404    23,904   73,207     22,865    25,365   73,207     24,326    26,826   73,207
   2         27,563     20,853    23,165   73,207     23,778    26,090   73,207     26,876    29,189   73,207
   3         28,941     20,276    22,401   73,207     24,669    26,794   73,207     29,600    31,725   73,207
   4         30,388     19,664    21,602   73,207     25,532    27,470   73,207     32,511    34,448   73,207
   5         31,907     19,005    20,755   73,207     26,356    28,106   73,207     35,623    37,373   73,207
   6         33,502     18,282    19,845   73,207     27,129    28,692   73,207     38,955    40,517   73,207
   7         35,178     17,663    18,851   73,207     28,022    29,209   73,207     42,712    43,899   73,207
   8         36,936     16,932    17,744   73,207     28,825    29,638   73,207     46,732    47,544   73,207
   9         38,783     16,116    16,491   73,207     29,574    29,949   73,207     51,107    51,482   73,207
   10        40,722     15,048    15,048   73,207     30,112    30,112   73,207     55,755    55,755   73,207
   11        42,758     13,497    13,497   73,207     30,371    30,371   73,207     60,976    60,976   73,207
   12        44,896     11,639    11,639   73,207     30,424    30,424   73,207     66,791    66,791   73,207
   13        47,141      9,410     9,410   73,207     30,226    30,226   73,207     73,308    73,308   76,973
   14        49,498      6,731     6,731   73,207     29,723    29,723   73,207     80,468    80,468   84,491
   15        51,973      3,498     3,498   73,207     28,843    28,843   73,207     88,295    88,295   92,709
   16        54,572          0         0   73,207     27,486    27,486   73,207     96,841    96,841  101,684
   17        57,300          0         0   73,207     25,514    25,514   73,207    106,163   106,163  111,471
   18        60,165          0         0   73,207     22,736    22,736   73,207    116,316   116,316  122,131
   19        63,174          0         0   73,207     18,892    18,892   73,207    127,355   127,355  133,723
   20        66,332          0         0   73,207     13,629    13,629   73,207    139,338   139,338  146,305

 Age 70      31,907     19,005    20,755   73,207     26,356    28,106   73,207     35,623    37,373   73,207
 Age 75      40,722     15,048    15,048   73,207     30,112    30,112   73,207     55,755    55,755   73,207

* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     UNISEX NONSMOKER AGE 65

                                                     UNISEX NONSMOKER AGE 65

                                                     SPECIFIED FACE AMOUNT =
                                                     $72,969

                       CURRENT COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,404    23,904   72,969     22,865    25,365   72,969     24,326    26,826   72,969
   2         27,563     20,850    23,163   72,969     23,775    26,088   72,969     26,874    29,187   72,969
   3         28,941     20,305    22,430   72,969     24,680    26,805   72,969     29,595    31,720   72,969
   4         30,388     19,782    21,719   72,969     25,605    27,543   72,969     32,532    34,469   72,969
   5         31,907     19,282    21,032   72,969     26,550    28,300   72,969     35,707    37,457   72,969
   6         33,502     18,804    20,366   72,969     27,516    29,079   72,969     39,141    40,704   72,969
   7         35,178     18,534    19,721   72,969     28,691    29,879   72,969     43,044    44,231   72,969
   8         36,936     18,285    19,097   72,969     29,888    30,701   72,969     47,253    48,065   72,969
   9         38,783     18,117    18,492   72,969     31,170    31,545   72,969     51,856    52,231   72,969
   10        40,722     17,907    17,907   72,969     32,413    32,413   72,969     56,758    56,758   72,969
   11        42,758     17,514    17,514   72,969     33,640    33,640   72,969     62,298    62,298   72,969
   12        44,896     17,131    17,131   72,969     34,913    34,913   72,969     68,378    68,378   72,969
   13        47,141     16,755    16,755   72,969     36,234    36,234   72,969     75,075    75,075   78,828
   14        49,498     16,388    16,388   72,969     37,605    37,605   72,969     82,405    82,405   86,525
   15        51,973     16,029    16,029   72,969     39,028    39,028   72,969     90,448    90,448   94,970
   16        54,572     15,677    15,677   72,969     40,504    40,504   72,969     99,276    99,276  104,239
   17        57,300     15,334    15,334   72,969     42,037    42,037   72,969    108,965   108,965  114,413
   18        60,165     14,997    14,997   72,969     43,628    43,628   72,969    119,600   119,600  125,580
   19        63,174     14,669    14,669   72,969     45,279    45,279   72,969    131,273   131,273  137,837
   20        66,332     14,347    14,347   72,969     46,992    46,992   72,969    144,085   144,085  151,290

 Age 70      31,907     19,282    21,032   72,969     26,550    28,300   72,969     35,707    37,457   72,969
 Age 75      40,722     17,907    17,907   72,969     32,413    32,413   72,969     56,758    56,758   72,969

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     UNISEX NONSMOKER AGE 65

                                                     UNISEX NONSMOKER AGE 65

                                                     SPECIFIED FACE AMOUNT =
                                                     $72,969

                      GUARANTEED COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,404    23,904   72,969     22,865    25,365   72,969     24,326    26,826   72,969
   2         27,563     20,850    23,163   72,969     23,775    26,088   72,969     26,874    29,187   72,969
   3         28,941     20,271    22,396   72,969     24,664    26,789   72,969     29,595    31,720   72,969
   4         30,388     19,654    21,591   72,969     25,522    27,459   72,969     32,501    34,438   72,969
   5         31,907     18,987    20,737   72,969     26,338    28,088   72,969     35,606    37,356   72,969
   6         33,502     18,252    19,815   72,969     27,100    28,663   72,969     38,928    40,491   72,969
   7         35,178     17,617    18,805   72,969     27,978    29,166   72,969     42,674    43,861   72,969
   8         36,936     16,869    17,681   72,969     28,765    29,578   72,969     46,681    47,493   72,969
   9         38,783     16,032    16,407   72,969     29,495    29,870   72,969     51,043    51,418   72,969
   10        40,722     14,941    14,941   72,969     30,012    30,012   72,969     55,678    55,678   72,969
   11        42,758     13,364    13,364   72,969     30,246    30,246   72,969     60,886    60,886   72,969
   12        44,896     11,478    11,478   72,969     30,273    30,273   72,969     66,691    66,691   72,969
   13        47,141      9,221     9,221   72,969     30,048    30,048   72,969     73,198    73,198   76,858
   14        49,498      6,515     6,515   72,969     29,517    29,517   72,969     80,345    80,345   84,363
   15        51,973      3,257     3,257   72,969     28,610    28,610   72,969     88,158    88,158   92,566
   16        54,572          0         0   72,969     27,228    27,228   72,969     96,691    96,691  101,525
   17        57,300          0         0   72,969     25,235    25,235   72,969    105,997   105,997  111,297
   18        60,165          0         0   72,969     22,441    22,441   72,969    116,133   116,133  121,940
   19        63,174          0         0   72,969     18,589    18,589   72,969    127,156   127,156  133,514
   20        66,332          0         0   72,969     13,332    13,332   72,969    139,124   139,124  146,080

 Age 70      31,907     18,987    20,737   72,969     26,338    28,088   72,969     35,606    37,356   72,969
 Age 75      40,722     14,941    14,941   72,969     30,012    30,012   72,969     55,678    55,678   72,969

* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

                     APPENDIX E -- PERFORMANCE INFORMATION

The Contracts were first offered to the public in 1998. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Funds have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Contract Owner and historical earnings and are not intended to indicate future performance. "Total return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Fund's return.

In Tables IA and IIA, performance information under the Contracts is net of Fund expenses, Monthly Deductions and surrender charges. We take a representative Contract Owner and assume that:

    - The Insured is a male Age 36, standard (non-tobacco user) Underwriting Class;

    - The Contract Owner had allocations in each of the Sub-Accounts for the Fund durations shown; and

    - There was a full surrender at the end of the applicable period.

Performance information for any Sub-Account reflects only the performance of a hypothetical investment in the Sub-Account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a Fund's success in meeting its investment objectives.

We may compare performance information for a Sub-Account in reports and promotional literature to:

    - Standard & Poor's 500 Stock Index ("S&P 500");

    - Dow Jones Industrial Average ("DJIA");

    - Shearson Lehman Aggregate Bond Index;

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets;

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.;

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

    - The Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and Fund management costs and expenses.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Contract Owners and prospective Contract Owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing);

    - The advantages and disadvantages of investing in tax-deferred and taxable investments;

    - Customer profiles and hypothetical payment and investment scenarios;

    - Financial management and tax and retirement planning; and

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contracts and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues but do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                   TABLE I(A)
AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING DECEMBER 31, 2000
                         SINCE INCEPTION OF SUB-ACCOUNT
           NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CONTRACT

The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Funds, all Sub-Account charges, and all Contract charges (including surrender charges) for a representative Contract. It is assumed that the Insured is Male, Age 36, standard (non-tobacco user) Underwriting Class, that a single payment of $25,000 was made, that the entire payment was allocated to each Sub-Account individually, and that there was a full surrender of the Contract at the end of the applicable period.

                                                                                           10 YEARS
                                                                   FOR YEAR               OR LIFE OF
                                                 SUB-ACCOUNT         ENDED         5      SUB-ACCOUNT
                                                INCEPTION DATE    12/31/2000     YEARS     (IF LESS)
 ------------------------------------------------------------------------------------------------------
 AIT Core Equity Fund                              12/15/98             -23.06%   N/A             3.90%
 AIT Equity Index Fund                             12/15/98             -22.60%   N/A            -0.38%
 AIT Government Bond                               3/15/99               -4.32%   N/A            -3.49%
 AIT Money Market Fund                             1/11/99               -7.78%   N/A            -2.38%
 AIT Select Aggressive Growth Fund                 12/15/98             -37.50%   N/A            -0.43%
 AIT Select Capital Appreciation Fund              12/15/98              -7.38%   N/A            14.37%
 AIT Select Emerging Markets Fund                  2/ 8/99              -49.69%   N/A            -6.51%
 AIT Select Growth Fund                            12/15/98             -31.02%   N/A            -0.20%
 AIT Select Growth and Income Fund                 12/15/98             -24.30%   N/A            -1.72%
 AIT Select International Equity Fund              12/15/98             -22.55%   N/A             4.27%
 AIT Select Investment Grade Income Fund           12/15/98              -4.02%   N/A            -3.43%
 AIT Select Strategic Growth Fund                  12/15/98             -49.51%   N/A           -20.80%
 AIT Select Strategic Income Fund                    N/A                   N/A    N/A              N/A
 AIT Select Value Opportunity Fund                 12/15/98              15.27%   N/A             6.92%
 Alliance Premier Growth Portfolio (Class B)         N/A                   N/A    N/A              N/A
 DGPF International Equity Series                  12/15/98             -13.41%   N/A             2.26%
 Fidelity VIP Equity-Income Portfolio              12/15/98              -5.84%   N/A             2.27%
 Fidelity VIP Growth Portfolio                     12/15/98             -24.48%   N/A             6.34%
 Fidelity VIP High Income Portfolio                12/15/98             -35.52%   N/A           -16.04%
 Fidelity VIP Overseas Portfolio                   12/15/98             -32.29%   N/A             1.79%
 Fidelity VIP II Asset Manager Portfolio           12/15/98             -17.70%   N/A            -2.62%
 FT VIP Franklin Large Cap Growth Securities
  Fund (Class 2)                                     N/A                   N/A    N/A              N/A
 FT VIP Franklin Small Cap Fund (Class 2)            N/A                   N/A    N/A              N/A
 INVESCO VIF Health Sciences Fund                    N/A                   N/A    N/A              N/A
 Janus Aspen Growth Portfolio (Service Shares)       N/A                   N/A    N/A              N/A
 T. Rowe Price International Stock Portfolio       12/15/98             -31.07%   N/A            -0.60%

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
          SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING
                               DECEMBER 31, 2000
                         SINCE INCEPTION OF SUB-ACCOUNT
            EXCLUDING MONTHLY CONTRACT CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CONTRACTS OR SURRENDER CHARGES. It is assumed that a single premium payment of $25,000 has been made and that the entire payment was allocated to each Sub-Account individually.

                                                                                           10 YEARS
                                                                   FOR YEAR               OR LIFE OF
                                                 SUB-ACCOUNT         ENDED         5      SUB-ACCOUNT
                                                INCEPTION DATE    12/31/2000     YEARS     (IF LESS)
 ------------------------------------------------------------------------------------------------------
 AIT Core Equity Fund                              12/15/98             -10.32%   N/A            10.74%
 AIT Equity Index Fund                             12/15/98              -9.85%   N/A             6.54%
 AIT Government Bond                               3/15/99                9.01%   N/A             4.80%
 AIT Money Market Fund                             1/11/99                5.44%   N/A             4.85%
 AIT Select Aggressive Growth Fund                 12/15/98             -25.22%   N/A             6.49%
 AIT Select Capital Appreciation Fund              12/15/98               5.85%   N/A            21.06%
 AIT Select Emerging Markets Fund                  2/ 8/99              -37.79%   N/A             1.26%
 AIT Select Growth Fund                            12/15/98             -18.53%   N/A             6.72%
 AIT Select Growth and Income Fund                 12/15/98             -11.60%   N/A             5.23%
 AIT Select International Equity Fund              12/15/98              -9.79%   N/A            11.10%
 AIT Select Investment Grade Income Fund           12/15/98               9.32%   N/A             3.56%
 AIT Select Strategic Growth Fund                  12/15/98             -37.60%   N/A           -13.22%
 AIT Select Strategic Income Fund                    N/A                   N/A    N/A              N/A
 AIT Select Value Opportunity Fund                 12/15/98              29.22%   N/A            13.71%
 Alliance Premier Growth Portfolio (Class B)         N/A                   N/A    N/A              N/A
 DGPF International Equity Series                  12/15/98              -0.37%   N/A             9.13%
 Fidelity VIP Equity-Income Portfolio              12/15/98               7.44%   N/A             9.14%
 Fidelity VIP Growth Portfolio                     12/15/98             -11.78%   N/A            13.14%
 Fidelity VIP High Income Portfolio                12/15/98             -23.17%   N/A            -8.66%
 Fidelity VIP Overseas Portfolio                   12/15/98             -19.84%   N/A             8.67%
 Fidelity VIP II Asset Manager Portfolio           12/15/98              -4.79%   N/A             4.35%
 FT VIP Franklin Large Cap Growth Securities
  Fund (Class 2)                                     N/A                   N/A    N/A              N/A
 FT VIP Franklin Small Cap Fund (Class 2)            N/A                   N/A    N/A              N/A
 INVESCO VIF Health Sciences Fund                    N/A                   N/A    N/A              N/A
 Janus Aspen Growth Portfolio (Service Shares)       N/A                   N/A    N/A              N/A
 T. Rowe Price International Stock Portfolio       12/15/98             -18.58%   N/A             6.33%

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
                        AVERAGE ANNUAL TOTAL RETURNS OF
                      FOR PERIODS ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
           NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CONTRACT

The following performance information is based on the periods that the Funds have been in existence. The data is net of expenses of the Funds, all Sub-Account charges, and all Contract charges (including surrender charges) for a representative Contract. It is assumed that the Insured is Male, Age 36, standard (non-tobacco user) Underwriting Class, that a single payment of $25,000 was made, that the entire payment was allocated to each Sub-Account individually, and that there was a full surrender of the Contract at the end of the applicable period.

                                                                                               10 YEARS
                                                  FUND        ONE-YEAR                          OR LIFE
                                                INCEPTION       TOTAL                           OF FUND
                                                  DATE       12/31/2000        5 YEARS         (IF LESS)
 ----------------------------------------------------------------------------------------------------------
 AIT Core Equity Fund                            4/29/85           -23.06%          11.92%           13.17%
 AIT Equity Index Fund                           9/28/90           -22.60%          13.81%           13.83%
 AIT Government Bond                             8/26/91            -4.32%           1.44%            3.70%
 AIT Money Market Fund                           4/29/85            -7.78%           1.38%            2.31%
 AIT Select Aggressive Growth Fund               8/21/92           -37.50%           6.11%           10.93%
 AIT Select Capital Appreciation Fund            4/28/95            -7.38%           9.55%           14.85%
 AIT Select Emerging Markets Fund                2/20/98           -49.69%            N/A           -13.44%
 AIT Select Growth Fund                          8/21/92           -31.02%          14.70%           11.98%
 AIT Select Growth and Income Fund               8/21/92           -24.30%           8.71%            9.20%
 AIT Select International Equity Fund             5/2/94           -22.55%           8.14%            7.91%
 AIT Select Investment Grade Income Fund         4/29/85            -4.02%           1.78%            5.09%
 AIT Select Strategic Growth Fund                2/20/98           -49.51%            N/A           -18.03%
 AIT Select Strategic Income Fund                 7/3/00              N/A             N/A            -9.31%
 AIT Select Value Opportunity Fund               4/30/93            15.27%          11.82%           10.58%
 Alliance Premier Growth Portfolio (Class B)     6/26/92           -30.02%          17.49%           16.83%
 DGPF International Equity Series               10/29/92           -13.41%           6.31%            7.19%
 Fidelity VIP Equity-Income Portfolio            10/9/86            -5.84%           9.41%           14.39%
 Fidelity VIP Growth Portfolio                   10/9/86           -24.48%          15.23%           16.94%
 Fidelity VIP High Income Portfolio              9/19/85           -35.52%          -2.85%            6.98%
 Fidelity VIP Overseas Portfolio                 1/28/87           -32.29%           6.30%            6.42%
 Fidelity VIP II Asset Manager Portfolio          9/6/89           -17.70%           7.05%            9.03%
 FT VIP Franklin Large Cap Growth Securities
 Fund
  (Class 2)                                       5/1/96            -8.89%            N/A            14.30%
 FT VIP Franklin Small Cap Fund (Class 2)        11/1/95           -28.28%          15.90%           15.77%
 INVESCO VIF Health Sciences Fund                5/22/97            15.16%            N/A            18.44%
 Janus Aspen Growth Portfolio (Service Shares)   9/13/93           -28.27%          14.74%           14.05%
 T. Rowe Price International Stock Portfolio     3/31/94           -31.07%           4.30%            4.67%

(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
            EXCLUDING MONTHLY CONTRACT CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Funds have been in existence. The performance information is net of total Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CONTRACTS OR SURRENDER CHARGES. It is assumed that a single premium payment of $25,000 has been made and that the entire payment was allocated to each Sub-Account individually.

                                                                                        10 YEARS
                                                  FUND        ONE-YEAR                   OR LIFE
                                                INCEPTION       TOTAL                    OF FUND
                                                  DATE       12/31/2000     5 YEARS     (IF LESS)
 ---------------------------------------------------------------------------------------------------
 AIT Core Equity Fund                            4/29/85           -10.32%  14.96%            15.15%
 AIT Equity Index Fund                           9/28/90            -9.85%  16.83%            15.82%
 AIT Government Bond                             8/26/91             9.01%   4.70%             5.62%
 AIT Money Market Fund                           4/29/85             5.44%   4.64%             4.12%
 AIT Select Aggressive Growth Fund               8/21/92           -25.22%   9.25%            13.08%
 AIT Select Capital Appreciation Fund            4/28/95             5.85%  12.63%            17.63%
 AIT Select Emerging Markets Fund                2/20/98           -37.79%    N/A             -7.65%
 AIT Select Growth Fund                          8/21/92           -18.53%  17.71%            14.13%
 AIT Select Growth and Income Fund               8/21/92           -11.60%  11.80%            11.33%
 AIT Select International Equity Fund             5/2/94            -9.79%  11.24%            10.43%
 AIT Select Investment Grade Income Fund         4/29/85             9.32%   5.03%             6.95%
 AIT Select Strategic Growth Fund                2/20/98           -37.60%    N/A            -11.96%
 AIT Select Strategic Income Fund                 7/3/00              N/A     N/A              4.57%
 AIT Select Value Opportunity Fund               4/30/93            29.22%  14.86%            12.84%
 Alliance Premier Growth Portfolio (Class B)     6/26/92           -17.50%  20.48%            18.99%
 DGPF International Equity Series               10/29/92            -0.37%   9.45%             9.35%
 Fidelity VIP Equity-Income Portfolio            10/9/86             7.44%  12.49%            16.39%
 Fidelity VIP Growth Portfolio                   10/9/86           -11.78%  18.24%            18.97%
 Fidelity VIP High Income Portfolio              9/19/85           -23.17%   0.57%             8.87%
 Fidelity VIP Overseas Portfolio                 1/28/87           -19.84%   9.44%             8.30%
 Fidelity VIP II Asset Manager Portfolio          9/6/89            -4.79%  10.17%            10.96%
 FT VIP Franklin Large Cap Growth Securities
 Fund
  (Class 2)                                       5/1/96             4.30%    N/A             17.50%
 FT VIP Franklin Small Cap Fund (Class 2)        11/1/95           -15.70%  18.91%            18.72%
 INVESCO VIF Health Sciences Fund                5/22/97            29.10%    N/A             22.37%
 Janus Aspen Growth Portfolio (Service Shares)   9/13/93           -15.69%  17.75%            16.40%
 T. Rowe Price International Stock Portfolio     3/31/94           -18.58%   7.48%             7.19%

(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2001

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000    1999    1998
 -------------                                     ----    ----    ----
 REVENUES
     Premiums...................................  $  0.1  $  0.5  $  0.5
     Universal life and investment product
       policy fees..............................   382.2   328.1   267.4
     Net investment income......................   140.4   150.2   151.3
     Net realized investment (losses) gains.....   (15.2)   (8.7)   20.0
     Other income (Note 1)......................    85.1    36.9     0.6
                                                  ------  ------  ------
         Total revenues.........................   592.6   507.0   439.8
                                                  ------  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims and losses.........   167.2   173.6   153.9
     Policy acquisition expenses................    70.5    49.8    64.6
     Sales practice litigation..................    --      --      21.0
     Other operating expenses (Note 1)..........   197.8   151.3   104.1
     Restructuring costs........................     4.6    --      --
                                                  ------  ------  ------
         Total benefits, losses and expenses....   440.1   374.7   343.6
                                                  ------  ------  ------
 Income before federal income taxes.............   152.5   132.3    96.2
                                                  ------  ------  ------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (36.7)   15.5    22.1
     Deferred...................................    69.7    30.5    11.8
                                                  ------  ------  ------
         Total federal income tax expense.......    33.0    46.0    33.9
                                                  ------  ------  ------
 Net income.....................................  $119.5  $ 86.3  $ 62.3
                                                  ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2000       1999
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,262.2 and $1,354.2)............................  $ 1,270.0  $ 1,324.6
     Equity securities at fair value (cost of $41.2 and
       $25.2)............................................       35.8       32.6
     Mortgage loans......................................      200.1      223.7
     Policy loans........................................      185.4      166.8
     Real estate and other long-term investments.........       15.1       25.1
                                                           ---------  ---------
         Total investments...............................    1,706.4    1,772.8
                                                           ---------  ---------
   Cash and cash equivalents.............................       50.8      132.9
   Accrued investment income.............................       33.7       36.0
   Deferred policy acquisition costs.....................    1,344.2    1,156.4
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................      280.2      287.2
   Other assets..........................................       69.3       64.8
   Separate account assets...............................   14,688.2   14,527.9
                                                           ---------  ---------
         Total assets....................................  $18,172.8  $17,978.0
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,188.4  $ 2,274.7
     Outstanding claims and losses.......................       15.6       13.7
     Unearned premiums...................................        2.5        2.6
     Contractholder deposit funds and other policy
       liabilities.......................................       42.5       44.3
                                                           ---------  ---------
         Total policy liabilities and accruals...........    2,249.0    2,335.3
                                                           ---------  ---------
   Expenses and taxes payable............................      138.6      216.8
   Reinsurance premiums payable..........................       16.4       17.9
   Deferred federal income taxes.........................      168.5       94.8
   Separate account liabilities..........................   14,688.2   14,527.9
                                                           ---------  ---------
         Total liabilities...............................   17,260.7   17,192.7
                                                           ---------  ---------
   Contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,526 and 2,526 shares, issued and
     outstanding.........................................        2.5        2.5
   Additional paid-in capital............................      423.7      423.7
   Accumulated other comprehensive (loss) income.........        4.7       (2.6)
   Retained earnings.....................................      481.2      361.7
                                                           ---------  ---------
         Total shareholder's equity......................      912.1      785.3
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $18,172.8  $17,978.0
                                                           =========  =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000     1999     1998
 -------------                                    -------  -------  -------
 COMMON STOCK...................................  $  2.5   $  2.5   $  2.5
                                                  ------   ------   ------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............   423.7    407.9    386.9
     Issuance of common stock...................    --       15.8     21.0
                                                  ------   ------   ------
     Balance at end of period...................   423.7    423.7    407.9
                                                  ------   ------   ------
 ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............    (2.6)    24.1     38.5
     Appreciation (depreciation) during the
       period:
         Net appreciation (depreciation) on
           available-for-sale securities........    11.3    (41.1)   (23.4)
         (Provision) benefit for deferred
           federal income taxes.................    (4.0)    14.4      9.0
                                                  ------   ------   ------
         Other comprehensive income (loss)......     7.3    (26.7)   (14.4)
                                                  ------   ------   ------
     Balance at end of period...................     4.7     (2.6)    24.1
                                                  ------   ------   ------
 RETAINED EARNINGS
     Balance at beginning of period.............   361.7    275.4    213.1
     Net income.................................   119.5     86.3     62.3
                                                  ------   ------   ------
     Balance at end of period...................   481.2    361.7    275.4
                                                  ------   ------   ------
         Total shareholder's equity.............  $912.1   $785.3   $709.9
                                                  ======   ======   ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000    1999    1998
 -------------                                 ------  ------  ------
 Net income..................................  $119.5  $ 86.3  $62.3
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities.........    11.3   (41.1) (23.4)
     (Provision) benefit for deferred federal
       income taxes..........................    (4.0)   14.4    9.0
                                               ------  ------  -----
     Other comprehensive income (loss).......     7.3   (26.7) (14.4)
                                               ------  ------  -----
     Comprehensive income....................  $126.8  $ 59.6  $47.9
                                               ======  ======  =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000     1999     1998
 -------------                                 -------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $ 119.5  $  86.3  $  62.3
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized losses/(gains).........     15.2      8.7    (20.0)
         Net amortization and depreciation...     (3.8)    (2.3)    (7.1)
         Sales practice litigation expense...    --       --        21.0
         Deferred federal income taxes.......     69.7     30.5     11.8
         Change in deferred acquisition
           costs.............................   (207.0)  (169.7)  (177.8)
         Change in reinsurance premiums
           payable...........................     (1.2)   (31.5)    40.8
         Change in accrued investment
           income............................      2.3     (2.5)     0.7
         Change in policy liabilities and
           accruals, net.....................    (86.8)    (8.4)   193.1
         Change in reinsurance receivable....      7.0     20.7    (56.9)
         Change in expenses and taxes
           payable...........................    (78.7)    64.1     55.4
         Other, net..........................    --       (14.8)   (28.5)
                                               -------  -------  -------
             Net cash (used in) provided by
               operating activities..........   (163.8)   (18.9)    94.8
                                               -------  -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    512.4    330.9    187.0
     Proceeds from disposals of equity
       securities............................      1.0     30.9     53.3
     Proceeds from disposals of other
       investments...........................     15.6      0.8     22.7
     Proceeds from mortgages matured or
       collected.............................     49.7     30.5     60.1
     Purchase of available-for-sale fixed
       maturities............................   (437.3)  (415.5)  (136.0)
     Purchase of equity securities...........    (16.0)   (20.2)   (30.6)
     Purchase of other investments...........    (45.9)   (44.1)   (22.7)
     Purchase of mortgages...................    --       --       (58.9)
     Other investing activities, net.........      2.2      2.0     (3.9)
                                               -------  -------  -------
         Net cash provided by (used in)
           investing activities..............     81.7    (84.7)    71.0
                                               -------  -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Contribution from subsidiaries..........    --        14.6    --
     Proceeds from issuance of stock and
       capital paid in.......................    --         4.0     21.0
                                               -------  -------  -------
         Net cash provided by financing
           activities........................    --        18.6     21.0
                                               -------  -------  -------
 Net change in cash and cash equivalents.....    (82.1)   (85.0)   186.8
 Cash and cash equivalents, beginning of
  period.....................................    132.9    217.9     31.1
                                               -------  -------  -------
 Cash and cash equivalents, end of period....  $  50.8  $ 132.9  $ 217.9
                                               =======  =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $ --     $ --     $ --
     Income taxes (received) paid............  $  (5.6) $   4.4  $  36.2

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC") which is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which was a wholly-owned subsidiary of FAFLIC. Effective July 1, 1999 and in connection with AFC's restructuring activities, SMAFCO was renamed Allmerica Asset Management , Inc. ("AAM") and contributed its ownership of AFLIAC to FAFLIC. AAM also contributed Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc., to AFLIAC in exchange for one share of AFLIAC common stock. The equity of these four companies on July 1, 1999 was $11.8 million. For the twelve months ended December 31, 2000 and for the six months ended December 31, 1999, the subsidiaries of AFLIAC had total revenue of $89.7 and $35.5 million, respectively and total benefits, losses and expenses of $62.0 million and $24.4 million, respectively. All significant intercompany accounts and transactions have been eliminated.

In addition, effective November 1, 1999, the Company's consolidated financial statements include five wholly-owned insurance agencies. These agencies are Allmerica Investments Insurance Agency Inc. of Alabama, Allmerica Investments Insurance Agency of Florida Inc., Allmerica Investment Insurance Agency Inc. of Georgia, Allmerica Investment Insurance Agency Inc. of Kentucky, and Allmerica Investments Insurance Agency Inc. of Mississippi.

The consolidated financial statements of AFLIAC also include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was dissolved as a subsidiary effective November 30, 1998. Its results of operations are included for eleven months of 1998.

The statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2000 there were no real estate properties in the Company's investment portfolio. Real estate held at December 31, 1999 was carried at the estimated fair value less costs of disposal. Depreciation was not recorded on this asset while it was held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.0% to 6.0% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims and losses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "ACCOUNTING FOR INCOME TAXES" ("Statement No. 109"). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  OTHER INCOME AND OTHER OPERATING EXPENSES

Other income and other operating expenses for the years ended December 31, 2000 and 1999 include investment management and brokerage income and sub-advisory expenses arising from the activities of the non-insurance subsidiaries that were transferred to AFLIAC during 1999, as more fully described in Note 1A.

K.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement is effective for fiscal years beginning after June 15, 2000.

The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE-RELATED ASSESSMENTS" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement had no effect on the results of operations or financial position of the Company.

L.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan was a result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of this restructuring plan, the Company recognized a pre-tax expense of $4.6 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. This charge relates to one-time project costs, all of which were paid in 2000.

During 1999, AFLIAC's parent contributed $11.8 million of additional paid-in capital to the Company in the form of four subsidiaries as disclosed in Note 1A above. These subsidiaries consisted of assets of $22.0 million, of which $14.6 million was cash and cash equivalents, and liabilities of $10.2 million. During 1999 and 1998, SMAFCO contributed $4.0 million and $21.0 million respectively, of additional paid-in capital to the Company.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on the results of operations or financial position of the Company.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.6       $--       $    5.8
States and political subdivisions.......      10.4       0.3       --            10.7
Foreign governments.....................      18.6       0.8         0.1         19.3
Corporate fixed maturities..............   1,116.3      28.2        25.5      1,119.0
Mortgage-backed securities..............     111.7       3.9         0.4        115.2
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,262.2     $33.8       $26.0     $1,270.0
                                          ========     =====       =====     ========
Equity securities.......................  $   41.2     $ 0.5       $ 5.9     $   35.8
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.2       $--       $    5.4
States and political subdivisions.......      12.4       0.1       --            12.5
Foreign governments.....................      38.6       0.9         0.6         38.9
Corporate fixed maturities..............   1,180.0      10.3        38.9      1,151.4
Mortgage-backed securities..............     118.0       1.1         2.7        116.4
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,354.2     $12.6       $42.2     $1,324.6
                                          ========     =====       =====     ========
Equity securities.......................  $   25.2     $ 7.4       $--       $   32.6
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2000, the amortized cost and market value of these assets on deposit in New York were $186.7 million and $189.8 million, respectively. At December 31, 1999, the amortized cost and market value of assets on deposit were $196.4 million and $193.0 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

amortized cost of $4.1 million were on deposit with various state and governmental authorities at December 31, 2000 and 1999.

There were no contractual fixed maturity investment commitments at December 31, 2000.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2000
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $   77.7   $   77.5
Due after one year through five years.......................     348.3      351.8
Due after five years through ten years......................     570.1      571.2
Due after ten years.........................................     266.1      269.5
                                                              --------   --------
Total.......................................................  $1,262.2   $1,270.0
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
2000
Net appreciation (depreciation), beginning of year..........    $(10.4)      $  7.8      $ (2.6)
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      37.3         (7.9)       29.4
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........     (18.2)      --           (18.2)
(Provision) benefit from deferred federal income taxes......      (6.7)         2.8        (3.9)
                                                                ------       ------      ------
                                                                  12.4         (5.1)        7.3
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $  2.0       $  2.7      $  4.7
                                                                ======       ======      ======

1999
Net appreciation (depreciation), beginning of year..........    $ 16.2       $  7.9      $ 24.1
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (75.3)        (0.2)      (75.5)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........      34.4       --            34.4
(Provision) benefit from deferred federal income taxes......      14.3          0.1        14.4
                                                                ------       ------      ------
                                                                 (26.6)        (0.1)      (26.7)
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $(10.4)      $  7.8      $ (2.6)
                                                                ======       ======      ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1998
Net appreciation (depreciation), beginning of year..........    $ 22.1       $ 16.4      $ 38.5
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (16.2)       (14.3)      (30.5)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........       7.1       --             7.1
(Provision) benefit from deferred federal income taxes......       3.2          5.8         9.0
                                                                ------       ------      ------
                                                                  (5.9)        (8.5)      (14.4)
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $ 16.2       $  7.9      $ 24.1
                                                                ======       ======      ======

(1) Includes net appreciation (depreciation) on other investments of $4.9 million, $(3.1) million and 0.9 million in 2000, 1999 and 1998 respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. At December 31, 2000, there were no real estate properties in the Company's investment portfolio. Previously, real estate investments were obtained primarily through foreclosures.

The carrying values of mortgage loans and the real estate investment net of applicable reserves were $200.1 million and $234.6 million at December 31, 2000 and 1999, respectively. Reserves for mortgage loans were $1.7 million and $2.4 million at December 31, 2000 and 1999, respectively.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000, 1999 and 1998.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2000.

Mortgage loans and the real estate investment comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Property type:
  Office building...........................................  $116.7  $136.1
  Industrial/warehouse......................................    52.8    51.1
  Retail....................................................    21.6    28.3
  Residential...............................................     7.8    18.5
  Other.....................................................     2.9     3.0
  Valuation allowances......................................    (1.7)   (2.4)
                                                              ------  ------
Total.......................................................  $200.1  $234.6
                                                              ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Geographic region:
  Pacific...................................................  $ 77.6  $ 76.2
  South Atlantic............................................    58.4    60.7
  East North Central........................................    28.6    35.9
  Middle Atlantic...........................................    13.2    20.1
  New England...............................................    13.0    29.9
  West South Central........................................     1.8     1.9
  Other.....................................................     9.2    12.3
  Valuation allowances......................................    (1.7)   (2.4)
                                                              ------  ------
Total.......................................................  $200.1  $234.6
                                                              ======  ======

At December 31, 2000, scheduled mortgage loan maturities were as follows:
2001 -- $6.1 million; 2002 -- $11.0 million; 2004 -- $23.2 million; 2005 --
$9.6 million and $150.2 million thereafter. There are no expected maturities in 2003. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2000, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  MORTGAGE LOANS INVESTMENT VALUATION ALLOWANCES

Mortgage loans investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 ---------  ---------  ---------
Balance at beginning of year................................    $ 2.4      $ 3.3      $9.4
Provisions..................................................     (0.7)      (0.8)     (4.5)
Write-offs..................................................    --          (0.1)     (1.6)
                                                                -----      -----      ----
Balance at end of year......................................    $ 1.7      $ 2.4      $3.3
                                                                =====      =====      ====

Provisions on mortgages during 2000, 1999, and 1998 reflect the release of redundant specific reserves.

The carrying value of impaired loans was $3.4 million and $11.4 million, with related reserves of $0.4 million and $0.7 million as of December 31, 2000 and 1999, respectively. All impaired loans were reserved for as of December 31, 2000 and 1999.

The average carrying value of impaired loans was $8.2 million, $14.3 million and $17.0 million, with related interest income while such loans were impaired, of $1.0 million, $1.5 million and $2.0 million as of December 31, 2000, 1999 and 1998, respectively.

D.  OTHER

At December 31, 2000 and 1999, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $103.8  $107.2  $107.7
Mortgage loans..............................................    17.2    19.0    25.5
Equity securities...........................................     1.0     0.4     0.3
Policy loans................................................    14.0    12.4    11.7
Other long-term investments.................................     2.8     4.0     4.8
Short-term investments......................................     3.3     9.5     4.2
                                                              ------  ------  ------
    Gross investment income.................................   142.1   152.5   154.2
Less investment expenses....................................    (1.7)   (2.3)   (2.9)
                                                              ------  ------  ------
    Net investment income...................................  $140.4  $150.2  $151.3
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $0.2 million and $0.8 million on non-accrual status at December 31, 2000 and 1999, respectively. There were no mortgage loans on non-accrual status at December 31, 2000 and 1999. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $0.2 million and $1.2 million in 2000 and 1999, respectively, and had no impact in 1998.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million and $12.2 million at December 31, 2000 and 1999, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0.9 million, $0.9 million and $1.4 million in 2000, 1999 and 1998, respectively. Actual interest income on these loans included in net investment income aggregated $1.0 million, $1.1 million and $1.8 million in 2000, 1999 and 1998, respectively.

There were no mortgage loans which were non-income producing for the year ended December 31, 2000 and 1999. There were, however, fixed maturities with a carrying value of $0.2 million which were non-income producing for year ended December 31, 2000. There were no fixed maturities which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $1.9 million, $0.9 million and $0.7 million in 2000, 1999 and 1998, respectively.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999   1998
-------------                                                 ------  ------  -----
Fixed maturities............................................  $(20.5) $(18.8) $(6.1)
Mortgage loans..............................................     0.7     0.8    8.0
Equity securities...........................................     0.9     8.5   15.7
Other long-term investments.................................     3.7     0.8    2.4
                                                              ------  ------  -----
Net realized investment (losses) gains......................  $(15.2) $ (8.7) $20.0
                                                              ======  ======  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2000
Fixed maturities............................................     $380.2      $ 0.9  $20.5
Equity securities...........................................     $  1.0      $ 0.9  $--
1999
Fixed maturities............................................     $162.3      $ 2.7  $ 4.3
Equity securities...........................................     $ 30.4      $10.1  $ 1.6
1998
Fixed maturities............................................     $ 60.0      $ 2.0  $ 2.0
Equity securities...........................................     $ 52.6      $17.5  $ 0.9

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the consolidated statements of comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period (net of taxes of $(2.9) million, $(18.0) million and $(5.6)
 million in 2000, 1999 and 1998, respectively)..............  $ (5.4) $(33.4) $ (8.2)
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes of $(6.9) million,
 $(3.6) million and $3.4 million in 2000, 1999 and 1998,
 respectively)..............................................   (12.7)   (6.7)    6.2
                                                              ------  ------  ------
Other comprehensive income (loss)...........................  $  7.3  $(26.7) $(14.4)
                                                              ======  ======  ======

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     2000                1999
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   50.8  $   50.8  $  132.9  $  132.9
  Fixed maturities..........................................   1,270.0   1,270.0   1,324.6   1,324.6
  Equity securities.........................................      35.8      35.8      32.6      32.6
  Mortgage loans............................................     200.1     208.5     223.7     222.8
  Policy loans..............................................     185.4     185.4     166.8     166.8
                                                              --------  --------  --------  --------
                                                              $1,742.1  $1,750.5  $1,880.6  $1,879.7
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $  978.3  $  946.2  $1,048.0  $1,014.9
  Supplemental contracts without life contingencies.........      19.9      19.9      25.0      25.0
  Other individual contract deposit funds...................      23.8      23.9      19.3      19.3
                                                              --------  --------  --------  --------
                                                              $1,022.0  $  990.0  $1,092.3  $1,059.2
                                                              ========  ========  ========  ========

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense in the consolidated statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000   1999   1998
-------------                                                 ------  -----  -----
Federal income tax expense
  Current...................................................  $(36.7) $15.5  $22.1
  Deferred..................................................    69.7   30.5   11.8
                                                              ------  -----  -----
Total.......................................................  $ 33.0  $46.0  $33.9
                                                              ======  =====  =====

The federal income taxes attributable to the consolidated results of continuing operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  -------
Expected federal income tax expense.........................  $ 53.4   $ 46.3   $ 33.7
  Dividend received deduction...............................    (6.9)    --       --
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................   (13.3)    --       --
  Other, net................................................    (0.2)    (0.3)     0.2
                                                              ------   ------   ------
Federal income tax expense..................................  $ 33.0   $ 46.0   $ 33.9
                                                              ======   ======   ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  2000     1999
-------------                                                 -------  -------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(227.2) $(233.7)
  AMT credit carryforwards..................................     (2.8)   --
  Deferred acquisition costs................................    398.3    339.7
  Investments, net..........................................      2.1     (4.0)
  Litigation reserves.......................................     (6.5)    (4.3)
  Other, net................................................      4.6     (2.9)
                                                              -------  -------
Deferred tax liability, net.................................  $ 168.5  $  94.8
                                                              =======  =======

Gross deferred income tax liabilities totaled $434.1 million and $360.4 million at December 31, 2000 and 1999, respectively. Gross deferred income tax assets totaled $265.6 million and $265.6 million at December 31, 2000 and 1999, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect federal income tax returns for 1992, 1993, and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $183.9 million, $173.9 million and $145.4 million in 2000, 1999 and 1998 respectively. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.6 million and $48.6 million at December 31, 2000 and 1999, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

approval of the Delaware Commissioner of Insurance, is limited to the greater of
(i) 10% of its policyholders' surplus as of the preceding December 31 or
(ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 2000, 1999 or 1998. During 2001, AFLIAC could pay dividends of $28.2 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS" ("Statement
No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 2000 and 1999 for the disability income business were $239.9 million and $241.5 million, respectively, traditional life were $10.0 million and $9.7 million, respectively, and universal and variable universal life were $30.3 million and $36.0 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 38.1  $ 41.3  $ 45.5
  Assumed...................................................    --      --      --
  Ceded.....................................................   (38.0)  (40.8)  (45.0)
                                                              ------  ------  ------
Net premiums................................................  $  0.1  $  0.5  $  0.5
                                                              ======  ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Insurance and other individual policy benefits, claims and
 losses:
  Direct....................................................  $188.7  $210.6  $204.0
  Assumed...................................................    --      --      --
  Ceded.....................................................   (21.5)  (37.0)  (50.1)
                                                              ------  ------  ------
  Net policy benefits, claims and losses....................  $167.2  $173.6  $153.9
                                                              ======  ======  ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition cost asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000      1999     1998
-------------                                                 --------  --------  ------
Balance at beginning of year................................  $1,156.4  $  950.5  $765.3
  Acquisition expenses deferred.............................     277.5     219.5   242.4
  Amortized to expense during the year......................     (70.5)    (49.8)  (64.6)
  Adjustment to equity during the year......................     (19.2)     36.2     7.4
                                                              --------  --------  ------
Balance at end of year......................................  $1,344.2  $1,156.4  $950.5
                                                              ========  ========  ======

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims and losses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims and losses related to the Company's disability income business was $239.2 million and $240.7 million at December 31, 2000 and 1999. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates used in determining the liability are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries including AFLIAC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

claims in the sale of life insurance policies. In November 1998, AFC and the plaintiffs entered into a settlement agreement, and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. AFLIAC recognized a $21.0 million pre-tax expense in 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. As of December 31, 2000, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Statutory net income........................................  $(40.3) $  5.0  $ (8.2)
Statutory shareholder's surplus.............................  $282.1  $342.7  $312.2

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the VEL Account III of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the VEL Account III of Allmerica Financial Life Insurance and Annuity Company at December 31, 2000, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 16, 2001

                                VEL ACCOUNT III
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

                                                 SELECT
                                               INVESTMENT                                                 SELECT
                                      CORE        GRADE       MONEY       EQUITY       GOVERNMENT       AGGRESSIVE        SELECT
                                   EQUITY(A)    INCOME(A)     MARKET       INDEX          BOND            GROWTH          GROWTH
                                   ----------  -----------  ----------  -----------  --------------  ----------------  ------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....  $1,009,392   $ 490,078   $1,471,979  $2,400,155     $  80,330        $  854,014      $1,273,790
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................          --          --          --           --            --                --              --
Investment in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................          --          --          --           --            --                --              --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................          --          --          --           --            --                --              --
Investment in shares of Delaware
  Group Premium Fund.............          --          --          --           --            --                --              --
                                   ----------   ---------   ----------  ----------     ---------        ----------      ----------
  Total assets...................   1,009,392     490,078   1,471,979    2,400,155        80,330           854,014       1,273,790

LIABILITIES:                               --          --          --           --            --                --              --
                                   ----------   ---------   ----------  ----------     ---------        ----------      ----------
  Net assets.....................  $1,009,392   $ 490,078   $1,471,979  $2,400,155     $  80,330        $  854,014      $1,273,790
                                   ==========   =========   ==========  ==========     =========        ==========      ==========
Net asset distribution by
  category:
  Variable life policies.........  $1,009,392   $ 490,078   $1,471,979  $2,400,155     $  80,330        $  854,014      $1,273,790
                                   ==========   =========   ==========  ==========     =========        ==========      ==========
Units outstanding, December 31,
  2000...........................     819,427     456,288   1,340,945    2,108,468        73,844           751,020       1,115,263
Net asset value per unit,
  December 31, 2000..............  $ 1.231827   $1.074055   $1.097717   $ 1.138341     $1.087841        $ 1.137138      $ 1.142143


                                        SELECT                        SELECT
                                        GROWTH       SELECT VALUE  INTERNATIONAL
                                      AND INCOME     OPPORTUNITY      EQUITY
                                   ----------------  ------------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....     $1,261,182      $ 704,323      $ 791,401
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................             --             --             --
Investment in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................             --             --             --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................             --             --             --
Investment in shares of Delaware
  Group Premium Fund.............             --             --             --
                                      ----------      ---------      ---------
  Total assets...................      1,261,182        704,323        791,401
LIABILITIES:                                  --             --             --
                                      ----------      ---------      ---------
  Net assets.....................     $1,261,182      $ 704,323      $ 791,401
                                      ==========      =========      =========
Net asset distribution by
  category:
  Variable life policies.........     $1,261,182      $ 704,323      $ 791,401
                                      ==========      =========      =========
Units outstanding, December 31,
  2000...........................      1,136,303        541,630        638,156
Net asset value per unit,
  December 31, 2000..............     $ 1.109899      $1.300377      $1.240137

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2000

                                      SELECT       SELECT       SELECT     FIDELITY       FIDELITY         FIDELITY
                                     CAPITAL      EMERGING    STRATEGIC       VIP           VIP              VIP
                                   APPRECIATION    MARKETS      GROWTH    HIGH INCOME  EQUITY-INCOME        GROWTH
                                   ------------  -----------  ----------  -----------  --------------  ----------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....   $ 701,178     $ 172,010   $ 135,157    $      --     $       --       $       --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................          --            --          --      319,025      1,097,639        1,610,719
Investment in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................          --            --          --           --             --               --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................          --            --          --           --             --               --
Investment in shares of Delaware
  Group Premium Fund.............          --            --          --           --             --               --
                                    ---------     ---------   ---------    ---------     ----------       ----------
  Total assets...................     701,178       172,010     135,157      319,025      1,097,639        1,610,719

LIABILITIES:                               --            --          --           --             --               --
                                    ---------     ---------   ---------    ---------     ----------       ----------
  Net assets.....................   $ 701,178     $ 172,010   $ 135,157    $ 319,025     $1,097,639       $1,610,719
                                    =========     =========   =========    =========     ==========       ==========
Net asset distribution by
  category:
  Variable life policies.........   $ 701,178     $ 172,010   $ 135,157    $ 319,025     $1,097,639       $1,610,719
                                    =========     =========   =========    =========     ==========       ==========
Units outstanding, December 31,
  2000...........................     474,485       167,979     180,591      383,872        917,993        1,251,417
Net asset value per unit,
  December 31, 2000..............   $1.477766     $1.024001   $0.748414    $0.831070     $ 1.195695       $ 1.287116

                                                                      T. ROWE
                                     FIDELTY         FIDELITY          PRICE          DGPF
                                       VIP            VIP II       INTERNATIONAL  INTERNATIONAL
                                     OVERSEAS     ASSET MANAGER        STOCK         EQUITY
                                   ------------  ----------------  -------------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....   $      --       $      --        $      --      $      --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................     329,570              --               --
Investment in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................          --         338,495               --             --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................          --              --          305,121             --
Investment in shares of Delaware
  Group Premium Fund.............          --              --               --        376,970
                                    ---------       ---------        ---------      ---------
  Total assets...................     329,570         338,495          305,121        376,970
LIABILITIES:                               --              --               --             --
                                    ---------       ---------        ---------      ---------
  Net assets.....................   $ 329,570       $ 338,495        $ 305,121      $ 376,970
                                    =========       =========        =========      =========
Net asset distribution by
  category:
  Variable life policies.........   $ 329,570       $ 338,495        $ 305,121      $ 376,970
                                    =========       =========        =========      =========
Units outstanding, December 31,
  2000...........................     278,068         310,263          269,135        315,352
Net asset value per unit,
  December 31, 2000..............   $1.185212       $1.090994        $1.133713      $1.195396

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                            STATEMENTS OF OPERATIONS

                                                                                 SELECT INVESTMENT
                                              CORE EQUITY(A)                      GRADE INCOME(A)

                                           FOR THE                             FOR THE
                                         YEAR ENDED           FOR THE         YEAR ENDED        FOR THE
                                        DECEMBER 31,           PERIOD        DECEMBER 31,        PERIOD
                                   -----------------------  12/15/98* TO  ------------------  12/15/98* TO
                                      2000        1999        12/31/98     2000      1999       12/31/98
                                   ----------  -----------  ------------  -------  ---------  ------------
INVESTMENT INCOME:
  Dividends......................  $   4,696    $  1,465        $ --      $20,862   $ 3,032       $  1
                                   ---------    --------        ----      -------   -------       ----

EXPENSES:
  Mortality and expense risk
    fees.........................      6,915       1,957          --        2,521       351         --
                                   ---------    --------        ----      -------   -------       ----
    Net investment income
      (loss).....................     (2,219)       (492)         --       18,341     2,681          1
                                   ---------    --------        ----      -------   -------       ----

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......     74,916      17,579          --           --        28         --
  Net realized gain (loss) from
    sales of investments.........      6,575         663          --          158      (417)        --
                                   ---------    --------        ----      -------   -------       ----
    Net realized gain (loss).....     81,491      18,242          --          158      (389)        --
  Net unrealized gain (loss).....   (192,685)     54,380           5       13,705    (2,643)        (1)
                                   ---------    --------        ----      -------   -------       ----

    Net realized and unrealized
      gain (loss)................   (111,194)     72,622           5       13,863    (3,032)        (1)
                                   ---------    --------        ----      -------   -------       ----
    Net increase (decrease) in
      net assets from
      operations.................  $(113,413)   $ 72,130        $  5      $32,204   $  (351)      $ --
                                   =========    ========        ====      =======   =======       ====


                                                                          EQUITY INDEX
                                          MONEY MARKET
                                                                     FOR THE
                                     FOR THE       FOR THE          YEAR ENDED         FOR THE
                                    YEAR ENDED      PERIOD         DECEMBER 31,         PERIOD
                                   DECEMBER 31,  1/11/99* TO   --------------------  12/15/98* TO
                                       2000        12/31/99      2000       1999       12/31/98
                                   ------------  ------------  ---------  ---------  ------------
INVESTMENT INCOME:
  Dividends......................    $112,125      $38,544     $  19,609   $ 3,508       $ --
                                     --------      -------     ---------   -------       ----
EXPENSES:
  Mortality and expense risk
    fees.........................      16,530        6,838        17,084     2,841         --
                                     --------      -------     ---------   -------       ----
    Net investment income
      (loss).....................      95,595       31,706         2,525       667         --
                                     --------      -------     ---------   -------       ----
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......          --           --       193,930       504          1
  Net realized gain (loss) from
    sales of investments.........          --           --         3,708     4,246         --
                                     --------      -------     ---------   -------       ----
    Net realized gain (loss).....          --           --       197,638     4,750          1
  Net unrealized gain (loss).....          --           --      (385,362)   62,033          2
                                     --------      -------     ---------   -------       ----
    Net realized and unrealized
      gain (loss)................          --           --      (187,724)   66,783          3
                                     --------      -------     ---------   -------       ----
    Net increase (decrease) in
      net assets from
      operations.................    $ 95,595      $31,706     $(185,199)  $67,450       $  3
                                     ========      =======     =========   =======       ====

* Date of initial investment.

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                    SELECT AGGRESSIVE GROWTH
                                        GOVERNMENT BOND
                                                                      FOR THE
                                     FOR THE       FOR THE          YEAR ENDED          FOR THE
                                    YEAR ENDED      PERIOD         DECEMBER 31,          PERIOD
                                   DECEMBER 31,  3/15/99* TO   ---------------------  12/15/98* TO
                                       2000        12/31/99      2000        1999       12/31/98
                                   ------------  ------------  ---------  ----------  ------------
INVESTMENT INCOME:
  Dividends......................     $ 4,212      $ 6,975     $      --   $    --        $ --
                                      -------      -------     ---------   -------        ----

EXPENSES:
  Mortality and expense risk
    fees.........................         802          822         4,838       687          --
                                      -------      -------     ---------   -------        ----
    Net investment income
      (loss).....................       3,410        6,153        (4,838)     (687)         --
                                      -------      -------     ---------   -------        ----

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......          --           --        97,231        --          --
  Net realized gain (loss) from
    sales of investments.........      (3,350)        (226)       (2,225)    2,052          --
                                      -------      -------     ---------   -------        ----
    Net realized gain (loss).....      (3,350)        (226)       95,006     2,052          --
  Net unrealized gain (loss).....       5,634       (4,786)     (270,527)   41,983           9
                                      -------      -------     ---------   -------        ----

    Net realized and unrealized
      gain (loss)................       2,284       (5,012)     (175,521)   44,035           9
                                      -------      -------     ---------   -------        ----
    Net increase (decrease) in
      net assets from
      operations.................     $ 5,694      $ 1,141     $(180,359)  $43,348        $  9
                                      =======      =======     =========   =======        ====

                                             SELECT GROWTH                  SELECT GROWTH AND INCOME

                                         FOR THE                             FOR THE
                                        YEAR ENDED         FOR THE          YEAR ENDED         FOR THE
                                       DECEMBER 31,         PERIOD         DECEMBER 31,         PERIOD
                                   --------------------  12/15/98* TO  --------------------  12/15/98* TO
                                     2000       1999       12/31/98      2000       1999       12/31/98
                                   ---------  ---------  ------------  ---------  ---------  ------------
INVESTMENT INCOME:
  Dividends......................  $      --   $   106       $ --      $   6,717   $ 2,230       $ --
                                   ---------   -------       ----      ---------   -------       ----
EXPENSES:
  Mortality and expense risk
    fees.........................      8,660     1,797         --          7,614     1,669         --
                                   ---------   -------       ----      ---------   -------       ----
    Net investment income
      (loss).....................     (8,660)   (1,691)        --           (897)      561         --
                                   ---------   -------       ----      ---------   -------       ----
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......    112,345     6,761         --        135,816    13,222         --
  Net realized gain (loss) from
    sales of investments.........       (910)    2,156         --         (2,033)      734         --
                                   ---------   -------       ----      ---------   -------       ----
    Net realized gain (loss).....    111,435     8,917         --        133,783    13,956         --
  Net unrealized gain (loss).....   (325,369)   69,073         13       (250,415)   16,499          3
                                   ---------   -------       ----      ---------   -------       ----
    Net realized and unrealized
      gain (loss)................   (213,934)   77,990         13       (116,632)   30,455          3
                                   ---------   -------       ----      ---------   -------       ----
    Net increase (decrease) in
      net assets from
      operations.................  $(222,594)  $76,299       $ 13      $(117,529)  $31,016       $  3
                                   =========   =======       ====      =========   =======       ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                        SELECT VALUE OPPORTUNITY
                                                                             SELECT INCOME(B)
                                          FOR THE
                                        YEAR ENDED          FOR THE       FOR THE       FOR THE
                                       DECEMBER 31,          PERIOD        PERIOD        PERIOD
                                   ---------------------  12/15/98* TO   1/1/00 TO    2/19/99* TO
                                     2000        1999       12/31/98      6/30/00       12/31/99
                                   ---------  ----------  ------------  ------------  ------------
INVESTMENT INCOME:
  Dividends......................  $  1,698    $    --        $  1        $ 2,920       $ 1,513
                                   --------    -------        ----        -------       -------

EXPENSES:
  Mortality and expense risk
    fees.........................     4,275        563          --            405           174
                                   --------    -------        ----        -------       -------
    Net investment income
      (loss).....................    (2,577)      (563)          1          2,515         1,339
                                   --------    -------        ----        -------       -------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......     4,437      3,485          --             --           148
  Net realized gain (loss) from
    sales of investments.........     2,338       (568)         --         (1,339)          (12)
                                   --------    -------        ----        -------       -------
    Net realized gain (loss).....     6,775      2,917          --         (1,339)          136
  Net unrealized gain (loss).....   142,123     (2,071)          6          1,644        (1,644)
                                   --------    -------        ----        -------       -------

    Net realized and unrealized
      gain (loss)................   148,898        846           6            305        (1,508)
                                   --------    -------        ----        -------       -------
    Net increase (decrease) in
      net assets from
      operations.................  $146,321    $   283        $  7        $ 2,820       $  (169)
                                   ========    =======        ====        =======       =======

                                      SELECT INTERNATIONAL EQUITY         SELECT CAPITAL APPRECIATION

                                         FOR THE                             FOR THE
                                        YEAR ENDED         FOR THE          YEAR ENDED         FOR THE
                                       DECEMBER 31,         PERIOD         DECEMBER 31,         PERIOD
                                   --------------------  12/15/98* TO  --------------------  12/15/98* TO
                                     2000       1999       12/31/98      2000       1999       12/31/98
                                   ---------  ---------  ------------  ---------  ---------  ------------
INVESTMENT INCOME:
  Dividends......................  $  1,901    $    --       $  1      $     --    $    --       $ --
                                   --------    -------       ----      --------    -------       ----
EXPENSES:
  Mortality and expense risk
    fees.........................     3,876        656         --         4,496        545         --
                                   --------    -------       ----      --------    -------       ----
    Net investment income
      (loss).....................    (1,975)      (656)         1        (4,496)      (545)        --
                                   --------    -------       ----      --------    -------       ----
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......    12,984         --         --        16,382         80         14
  Net realized gain (loss) from
    sales of investments.........       614      1,098         --         1,934      1,075         --
                                   --------    -------       ----      --------    -------       ----
    Net realized gain (loss).....    13,598      1,098         --        18,316      1,155         14
  Net unrealized gain (loss).....   (46,997)    31,395          5         5,158     23,692         (4)
                                   --------    -------       ----      --------    -------       ----
    Net realized and unrealized
      gain (loss)................   (33,399)    32,493          5        23,474     24,847         10
                                   --------    -------       ----      --------    -------       ----
    Net increase (decrease) in
      net assets from
      operations.................  $(35,374)   $31,837       $  6      $ 18,978    $24,302       $ 10
                                   ========    =======       ====      ========    =======       ====

* Date of initial investment.
(b) Sub-Account was no longer offered after 6/30/2000. See Note 7.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                        SELECT                              FIDELITY
                                        SELECT                     STRATEGIC GROWTH                     VIP HIGH INCOME
                                   EMERGING MARKETS
                                                                 FOR THE                             FOR THE
                                FOR THE       FOR THE          YEAR ENDED          FOR THE          YEAR ENDED         FOR THE
                               YEAR ENDED      PERIOD         DECEMBER 31,          PERIOD         DECEMBER 31,         PERIOD
                              DECEMBER 31,   2/8/99* TO   ---------------------  12/15/98* TO  --------------------  12/15/98* TO
                                  2000        12/31/99      2000        1999       12/31/98      2000       1999       12/31/98
                              ------------  ------------  ---------  ----------  ------------  ---------  ---------  ------------
INVESTMENT INCOME:
  Dividends.................    $    203      $   171     $      4    $   146        $ --      $ 13,067    $    8        $ --
                                --------      -------     --------    -------        ----      --------    ------        ----

EXPENSES:
  Mortality and expense risk
    fees....................       1,172          195          845        272          --         2,182       475          --
                                --------      -------     --------    -------        ----      --------    ------        ----
    Net investment income
     (loss).................        (969)         (24)        (841)      (126)         --        10,885      (467)         --
                                --------      -------     --------    -------        ----      --------    ------        ----

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......       4,456           --        4,519         --          --            --        --          --
  Net realized gain (loss)
    from sales of
    investments.............      (1,504)       1,229           54         93          --        (3,423)        6          --
                                --------      -------     --------    -------        ----      --------    ------        ----
    Net realized gain
     (loss).................       2,952        1,229        4,573         93          --        (3,423)        6          --
  Net unrealized gain
    (loss)..................     (73,365)      13,226      (63,117)     5,354           3       (71,641)    1,285          --
                                --------      -------     --------    -------        ----      --------    ------        ----

    Net realized and
     unrealized gain
     (loss).................     (70,413)      14,455      (58,544)     5,447           3       (75,064)    1,291          --
                                --------      -------     --------    -------        ----      --------    ------        ----
    Net increase (decrease)
     in net assets from
     operations.............    $(71,382)     $14,431     $(59,385)   $ 5,321        $  3      $(64,179)   $  824        $ --
                                ========      =======     ========    =======        ====      ========    ======        ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                           FIDELITY                             FIDELITY
                                                       VIP EQUITY-INCOME                       VIP GROWTH
                                                     FOR THE                             FOR THE
                                                   YEAR ENDED          FOR THE          YEAR ENDED         FOR THE
                                                  DECEMBER 31,          PERIOD         DECEMBER 31,         PERIOD
                                              ---------------------  12/15/98* TO  --------------------  12/15/98* TO
                                                2000        1999       12/31/98      2000       1999       12/31/98
                                              ---------  ----------  ------------  ---------  ---------  ------------
INVESTMENT INCOME:
  Dividends.................................  $  7,645    $   151        $ --      $     840   $    23       $ --
                                              --------    -------        ----      ---------   -------       ----

EXPENSES:
  Mortality and expense risk fees...........     6,756      1,284          --         10,723     1,926         --
                                              --------    -------        ----      ---------   -------       ----
    Net investment income (loss)............       889     (1,133)         --         (9,883)   (1,903)        --
                                              --------    -------        ----      ---------   -------       ----

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................    28,804        334          --         83,572     1,448         --
  Net realized gain (loss) from sales of
    investments.............................    (1,336)      (315)         --          1,034     4,602         --
                                              --------    -------        ----      ---------   -------       ----
    Net realized gain (loss)................    27,468         19          --         84,606     6,050         --
  Net unrealized gain (loss)................    67,777     (1,550)          2       (289,432)   82,858          5
                                              --------    -------        ----      ---------   -------       ----

    Net realized and unrealized gain
     (loss).................................    95,245     (1,531)          2       (204,826)   88,908          5
                                              --------    -------        ----      ---------   -------       ----
    Net increase (decrease) in net assets
     from operations........................  $ 96,134    $(2,664)       $  2      $(214,709)  $87,005       $  5
                                              ========    =======        ====      =========   =======       ====

                                                           FIDELITY
                                                         VIP OVERSEAS
                                                    FOR THE
                                                   YEAR ENDED         FOR THE
                                                  DECEMBER 31,         PERIOD
                                              --------------------  12/15/98* TO
                                                2000       1999       12/31/98
                                              ---------  ---------  ------------
INVESTMENT INCOME:
  Dividends.................................  $  2,010    $    79       $ --
                                              --------    -------       ----
EXPENSES:
  Mortality and expense risk fees...........     2,150        363         --
                                              --------    -------       ----
    Net investment income (loss)............      (140)      (284)        --
                                              --------    -------       ----
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................    12,657        128         --
  Net realized gain (loss) from sales of
    investments.............................    (2,428)       696         --
                                              --------    -------       ----
    Net realized gain (loss)................    10,229        824         --
  Net unrealized gain (loss)................   (65,382)    21,348          5
                                              --------    -------       ----
    Net realized and unrealized gain
     (loss).................................   (55,153)    22,172          5
                                              --------    -------       ----
    Net increase (decrease) in net assets
     from operations........................  $(55,293)   $21,888       $  5
                                              ========    =======       ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                           FIDELITY                          T. ROWE PRICE
                                                     VIP II ASSET MANAGER                 INTERNATIONAL STOCK
                                                     FOR THE                             FOR THE
                                                   YEAR ENDED          FOR THE          YEAR ENDED         FOR THE
                                                  DECEMBER 31,          PERIOD         DECEMBER 31,         PERIOD
                                              ---------------------  12/15/98* TO  --------------------  12/15/98* TO
                                                2000        1999       12/31/98      2000       1999       12/31/98
                                              ---------  ----------  ------------  ---------  ---------  ------------
INVESTMENT INCOME:
  Dividends.................................  $  9,284    $    90        $ --      $  1,885    $   334       $  1
                                              --------    -------        ----      --------    -------       ----

EXPENSES:
  Mortality and expense risk fees...........     2,839        980          --         2,030        363         --
                                              --------    -------        ----      --------    -------       ----
    Net investment income (loss)............     6,445       (890)         --          (145)       (29)         1
                                              --------    -------        ----      --------    -------       ----

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................    21,873        114          --         9,050      1,049         --
  Net realized gain (loss) from sales of
    investments.............................    (2,428)       577          --           498        744         --
                                              --------    -------        ----      --------    -------       ----
    Net realized gain (loss)................    19,445        691          --         9,548      1,793         --
  Net unrealized gain (loss)................   (39,349)    12,742           6       (58,317)    18,005          4
                                              --------    -------        ----      --------    -------       ----

    Net realized and unrealized gain
     (loss).................................   (19,904)    13,433           6       (48,769)    19,798          4
                                              --------    -------        ----      --------    -------       ----
    Net increase (decrease) in net assets
     from operations........................  $(13,459)   $12,543        $  6      $(48,914)   $19,769       $  5
                                              ========    =======        ====      ========    =======       ====

                                                             DGPF
                                                     INTERNATIONAL EQUITY
                                                    FOR THE
                                                   YEAR ENDED         FOR THE
                                                  DECEMBER 31,         PERIOD
                                              --------------------  12/15/98* TO
                                                2000       1999       12/31/98
                                              ---------  ---------  ------------
INVESTMENT INCOME:
  Dividends.................................  $  6,019    $    7        $ --
                                              --------    ------        ----
EXPENSES:
  Mortality and expense risk fees...........     2,603       226          --
                                              --------    ------        ----
    Net investment income (loss)............     3,416      (219)         --
                                              --------    ------        ----
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................     4,934        --          --
  Net realized gain (loss) from sales of
    investments.............................      (440)       96          --
                                              --------    ------        ----
    Net realized gain (loss)................     4,494        96          --
  Net unrealized gain (loss)................     2,280     4,450           5
                                              --------    ------        ----
    Net realized and unrealized gain
     (loss).................................     6,774     4,546           5
                                              --------    ------        ----
    Net increase (decrease) in net assets
     from operations........................  $ 10,190    $4,327        $  5
                                              ========    ======        ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         SELECT INVESTMENT
                                                        CORE EQUITY(A)                    GRADE INCOME(A)

                                                   YEAR ENDED                        YEAR ENDED
                                                  DECEMBER 31,      PERIOD FROM     DECEMBER 31,     PERIOD FROM
                                              --------------------  12/15/98* TO  -----------------  12/15/98* TO
                                                 2000       1999      12/31/98      2000     1999      12/31/98
                                              ----------  --------  ------------  --------  -------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $   (2,219) $   (492)     $--       $ 18,341  $ 2,681      $ 1
    Net realized gain (loss)................      81,491    18,242       --            158     (389)      --
    Net unrealized gain (loss)..............    (192,685)   54,380        5         13,705   (2,643)      (1)
                                              ----------  --------      ---       --------  -------      ---
    Net increase (decrease) in net assets
      from operations.......................    (113,413)   72,130        5         32,204     (351)      --
                                              ----------  --------      ---       --------  -------      ---

  FROM POLICY TRANSACTIONS:
    Net premiums............................     179,377   112,664       --         66,150   30,847       --
    Terminations............................          --        --       --             --       --       --
    Insurance and other charges.............     (22,015)   (9,951)      --         (8,378)  (1,335)      --
    Transfers between sub-accounts
      (including fixed account), net........     436,396   364,727       71        326,810   43,934       42
    Other transfers from (to) the General
      Account...............................     (10,409)     (190)      --             (1)     156       --
                                              ----------  --------      ---       --------  -------      ---
    Net increase (decrease) in net assets
      from policy transactions..............     583,349   467,250       71        384,581   73,602       42
                                              ----------  --------      ---       --------  -------      ---
    Net increase (decrease) in net assets...     469,936   539,380       76        416,785   73,251       42

  NET ASSETS:
    Beginning of year.......................     539,456        76       --         73,293       42       --
                                              ----------  --------      ---       --------  -------      ---
    End of year.............................  $1,009,392  $539,456      $76       $490,078  $73,293      $42
                                              ==========  ========      ===       ========  =======      ===


                                                                                     EQUITY INDEX
                                                     MONEY MARKET
                                                                               YEAR ENDED
                                               YEAR ENDED   PERIOD FROM       DECEMBER 31,      PERIOD FROM
                                              DECEMBER 31,  1/11/99* TO   --------------------  12/15/98* TO
                                                  2000        12/31/99       2000       1999      12/31/98
                                              ------------  ------------  ----------  --------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $    95,595   $    31,706   $    2,525  $    667      $--
    Net realized gain (loss)................           --            --      197,638     4,750        1
    Net unrealized gain (loss)..............           --            --     (385,362)   62,033        2
                                              -----------   -----------   ----------  --------      ---
    Net increase (decrease) in net assets
      from operations.......................       95,595        31,706     (185,199)   67,450        3
                                              -----------   -----------   ----------  --------      ---
  FROM POLICY TRANSACTIONS:
    Net premiums............................    7,555,745     4,808,418      317,182   170,816       --
    Terminations............................           --      (106,276)        (254)       --       --
    Insurance and other charges.............      (80,653)      (41,721)     (57,481)  (15,306)      --
    Transfers between sub-accounts
      (including fixed account), net........   (7,966,123)   (2,828,123)   1,672,765   435,728       57
    Other transfers from (to) the General
      Account...............................        2,302         1,109       (5,995)      389       --
                                              -----------   -----------   ----------  --------      ---
    Net increase (decrease) in net assets
      from policy transactions..............     (488,729)    1,833,407    1,926,217   591,627       57
                                              -----------   -----------   ----------  --------      ---
    Net increase (decrease) in net assets...     (393,134)    1,865,113    1,741,018   659,077       60
  NET ASSETS:
    Beginning of year.......................    1,865,113            --      659,137        60       --
                                              -----------   -----------   ----------  --------      ---
    End of year.............................  $ 1,471,979   $ 1,865,113   $2,400,155  $659,137      $60
                                              ===========   ===========   ==========  ========      ===

* Date of initial investment.

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                   SELECT AGGRESSIVE GROWTH
                                        GOVERNMENT BOND
                                                                   YEAR ENDED
                                    YEAR ENDED   PERIOD FROM      DECEMBER 31,      PERIOD FROM
                                   DECEMBER 31,  3/15/99* TO   -------------------  12/15/98* TO
                                       2000        12/31/99      2000      1999       12/31/98
                                   ------------  ------------  --------  ---------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).....................    $   3,410     $  6,153    $ (4,838) $   (687)      $--
    Net realized gain (loss).....       (3,350)        (226)     95,006     2,052        --
    Net unrealized gain (loss)...        5,634       (4,786)   (270,527)   41,983         9
                                     ---------     --------    --------  --------       ---
    Net increase (decrease) in
      net assets from
      operations.................        5,694        1,141    (180,359)   43,348         9
                                     ---------     --------    --------  --------       ---

  FROM POLICY TRANSACTIONS:
    Net premiums.................        2,503        2,544     109,836    38,723        --
    Terminations.................           --           --          --        --        --
    Insurance and other
      charges....................       (1,280)      (2,662)    (16,032)   (2,841)       --
    Transfers between
      sub-accounts (including
      fixed account), net........     (118,212)     190,464     727,014   138,539        85
    Other transfers from (to) the
      General Account............          119           19      (3,844)     (464)       --
                                     ---------     --------    --------  --------       ---
    Net increase (decrease) in
      net assets from policy
      transactions...............     (116,870)     190,365     816,974   173,957        85
                                     ---------     --------    --------  --------       ---
    Net increase (decrease) in
      net assets.................     (111,176)     191,506     636,615   217,305        94

  NET ASSETS:
    Beginning of year............      191,506           --     217,399        94        --
                                     ---------     --------    --------  --------       ---
    End of year..................    $  80,330     $191,506    $854,014  $217,399       $94
                                     =========     ========    ========  ========       ===

                                             SELECT GROWTH                  SELECT GROWTH AND INCOME

                                        YEAR ENDED                          YEAR ENDED
                                       DECEMBER 31,      PERIOD FROM       DECEMBER 31,      PERIOD FROM
                                   --------------------  12/15/98* TO  --------------------  12/15/98* TO
                                      2000       1999      12/31/98       2000       1999      12/31/98
                                   ----------  --------  ------------  ----------  --------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).....................  $   (8,660) $ (1,691)     $ --      $     (897) $    561      $--
    Net realized gain (loss).....     111,435     8,917        --         133,783    13,956       --
    Net unrealized gain (loss)...    (325,369)   69,073        13        (250,415)   16,499        3
                                   ----------  --------      ----      ----------  --------      ---
    Net increase (decrease) in
      net assets from
      operations.................    (222,594)   76,299        13        (117,529)   31,016        3
                                   ----------  --------      ----      ----------  --------      ---
  FROM POLICY TRANSACTIONS:
    Net premiums.................     311,504   113,415        --         256,259     1,740       --
    Terminations.................          --        --        --              --        --       --
    Insurance and other
      charges....................     (29,185)   (8,457)       --         (25,011)   (6,471)      --
    Transfers between
      sub-accounts (including
      fixed account), net........     778,638   268,757       141         753,195   368,497       42
    Other transfers from (to) the
      General Account............     (15,384)      643        --            (744)      185       --
                                   ----------  --------      ----      ----------  --------      ---
    Net increase (decrease) in
      net assets from policy
      transactions...............   1,045,573   374,358       141         983,699   363,951       42
                                   ----------  --------      ----      ----------  --------      ---
    Net increase (decrease) in
      net assets.................     822,979   450,657       154         866,170   394,967       45
  NET ASSETS:
    Beginning of year............     450,811       154        --         395,012        45       --
                                   ----------  --------      ----      ----------  --------      ---
    End of year..................  $1,273,790  $450,811      $154      $1,261,182  $395,012      $45
                                   ==========  ========      ====      ==========  ========      ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                       SELECT VALUE OPPORTUNITY                                      SELECT INTERNATIONAL EQUITY
                                                                           SELECT INCOME(B)
                                       YEAR ENDED                                                     YEAR ENDED
                                      DECEMBER 31,      PERIOD FROM   PERIOD FROM   PERIOD FROM      DECEMBER 31,      PERIOD FROM
                                   -------------------  12/15/98* TO   1/1/00 TO    2/19/99* TO   -------------------  12/15/98* TO
                                     2000      1999       12/31/98      6/30/00       12/31/99      2000      1999       12/31/98
                                   --------  ---------  ------------  ------------  ------------  --------  ---------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).....................  $ (2,577) $   (563)      $  1        $  2,515      $ 1,339     $ (1,975) $   (656)      $  1
    Net realized gain (loss).....     6,775     2,917         --          (1,339)         136       13,598     1,098         --
    Net unrealized gain (loss)...   142,123    (2,071)         6           1,644       (1,644)     (46,997)   31,395          5
                                   --------  --------       ----        --------      -------     --------  --------       ----
    Net increase (decrease) in
      net assets from
      operations.................   146,321       283          7           2,820         (169)     (35,374)   31,837          6
                                   --------  --------       ----        --------      -------     --------  --------       ----

  FROM POLICY TRANSACTIONS:
    Net premiums.................    99,600    25,529         --           1,251       42,855      174,302    68,695         --
    Terminations.................      (520)       --         --              --           --           --        --         --
    Insurance and other
      charges....................   (13,941)   (2,245)        --          (1,196)        (616)     (13,101)   (2,656)        --
    Transfers between
      sub-accounts (including
      fixed account), net........   331,879   120,926        113         (39,251)      (5,600)     480,254    92,371        113
    Other transfers from (to) the
      General Account............    (3,618)      (11)        --              --          (94)      (5,213)      167         --
                                   --------  --------       ----        --------      -------     --------  --------       ----
    Net increase (decrease) in
      net assets from policy
      transactions...............   413,400   144,199        113         (39,196)      36,545      636,242   158,577        113
                                   --------  --------       ----        --------      -------     --------  --------       ----
    Net increase (decrease) in
      net assets.................   559,721   144,482        120         (36,376)      36,376      600,868   190,414        119

  NET ASSETS:
    Beginning of year............   144,602       120         --          36,376           --      190,533       119         --
                                   --------  --------       ----        --------      -------     --------  --------       ----
    End of year..................  $704,323  $144,602       $120        $     --      $36,376     $791,401  $190,533       $119
                                   ========  ========       ====        ========      =======     ========  ========       ====

                                             SELECT CAPITAL
                                              APPRECIATION

                                        YEAR ENDED
                                       DECEMBER 31,      PERIOD FROM
                                   --------------------  12/15/98* TO
                                     2000       1999       12/31/98
                                   ---------  ---------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).....................  $ (4,496)  $   (545)      $--
    Net realized gain (loss).....    18,316      1,155        14
    Net unrealized gain (loss)...     5,158     23,692        (4)
                                   --------   --------       ---
    Net increase (decrease) in
      net assets from
      operations.................    18,978     24,302        10
                                   --------   --------       ---
  FROM POLICY TRANSACTIONS:
    Net premiums.................   157,222     65,835        --
    Terminations.................        --         --        --
    Insurance and other
      charges....................   (14,998)    (2,161)       --
    Transfers between
      sub-accounts (including
      fixed account), net........   372,553     78,208        85
    Other transfers from (to) the
      General Account............     1,021        123        --
                                   --------   --------       ---
    Net increase (decrease) in
      net assets from policy
      transactions...............   515,798    142,005        85
                                   --------   --------       ---
    Net increase (decrease) in
      net assets.................   534,776    166,307        95
  NET ASSETS:
    Beginning of year............   166,402         95        --
                                   --------   --------       ---
    End of year..................  $701,178   $166,402       $95
                                   ========   ========       ===

* Date of initial investment.

(b) Sub-Account was no longer offered after 6/30/2000. See Note 7.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                            SELECT                            SELECT
                                              SELECT                   STRATEGIC GROWTH                  VIP HIGH INCOME
                                         EMERGING MARKETS
                                                                   YEAR ENDED                        YEAR ENDED
                                      YEAR ENDED   PERIOD FROM    DECEMBER 31,     PERIOD FROM      DECEMBER 31,     PERIOD FROM
                                     DECEMBER 31,  2/8/99* TO   -----------------  12/15/98* TO  ------------------  12/15/98* TO
                                         2000       12/31/99      2000     1999      12/31/98      2000      1999      12/31/98
                                     ------------  -----------  --------  -------  ------------  --------  --------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...    $   (969)     $   (24)   $   (841) $  (126)     $--       $ 10,885  $   (467)     $--
    Net realized gain (loss).......       2,952        1,229       4,573       93       --         (3,423)        6       --
    Net unrealized gain (loss).....     (73,365)      13,226     (63,117)   5,354        3        (71,641)    1,285       --
                                       --------      -------    --------  -------      ---       --------  --------      ---
    Net increase (decrease) in net
     assets from operations........     (71,382)      14,431     (59,385)   5,321        3        (64,179)      824       --
                                       --------      -------    --------  -------      ---       --------  --------      ---

  FROM POLICY TRANSACTIONS:
    Net premiums...................      44,167       25,229      65,494   54,141       --         29,617   109,655       --
    Terminations...................          --           --          --       --       --             --        --       --
    Insurance and other charges....      (3,734)        (773)     (2,878)  (1,186)      --         (6,388)   (1,757)      --
    Transfers between sub-accounts
     (including fixed account),
     net...........................     141,487       22,982      81,696   (6,194)      71        246,196     4,913       43
    Other transfers from (to) the
     General Account...............        (172)        (225)     (2,027)     101       --             67        34       --
                                       --------      -------    --------  -------      ---       --------  --------      ---
    Net increase (decrease) in net
     assets from policy
     transactions..................     181,748       47,213     142,285   46,862       71        269,492   112,845       43
                                       --------      -------    --------  -------      ---       --------  --------      ---
    Net increase (decrease) in net
     assets........................     110,366       61,644      82,900   52,183       74        205,313   113,669       43

  NET ASSETS:
    Beginning of year..............      61,644           --    $ 52,257       74       --        113,712        43       --
                                       --------      -------    --------  -------      ---       --------  --------      ---
    End of year....................    $172,010      $61,644    $135,157  $52,257      $74       $319,025  $113,712      $43
                                       ========      =======    ========  =======      ===       ========  ========      ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            FIDELITY                              FIDELITY
                                                       VIP EQUITY-INCOME                         VIP GROWTH
                                                    YEAR ENDED                            YEAR ENDED
                                                   DECEMBER 31,       PERIOD FROM        DECEMBER 31,       PERIOD FROM
                                              ----------------------  12/15/98* TO  ----------------------  12/15/98* TO
                                                 2000        1999       12/31/98       2000        1999       12/31/98
                                              ----------  ----------  ------------  ----------  ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $      889   $ (1,133)      $--       $   (9,883)  $ (1,903)      $--
    Net realized gain (loss)................      27,468         19        --           84,606      6,050        --
    Net unrealized gain (loss)..............      67,777     (1,550)        2         (289,432)    82,858         5
                                              ----------   --------       ---       ----------   --------       ---
    Net increase (decrease) in net assets
     from operations........................      96,134     (2,664)        2         (214,709)    87,005         5
                                              ----------   --------       ---       ----------   --------       ---

  FROM POLICY TRANSACTIONS:
    Net premiums............................     164,024     28,569        --          350,366     84,342        --
    Terminations............................        (290)        --        --             (482)        --        --
    Insurance and other charges.............     (21,672)    (4,918)       --          (35,060)    (8,590)       --
    Transfers between sub-accounts
     (including fixed account), net.........     554,031    285,793        43        1,030,023    330,648        71
    Other transfers from (to) the General
     Account................................      (1,398)       (15)       --          (12,891)        (9)       --
                                              ----------   --------       ---       ----------   --------       ---
    Net increase (decrease) in net assets
     from policy transactions...............     694,695    309,429        43        1,331,956    406,391        71
                                              ----------   --------       ---       ----------   --------       ---
    Net increase (decrease) in net assets...     790,829    306,765        45        1,117,247    493,396        76

  NET ASSETS:
    Beginning of year.......................     306,810         45        --          493,472         76        --
                                              ----------   --------       ---       ----------   --------       ---
    End of year.............................  $1,097,639   $306,810       $45       $1,610,719   $493,472       $76
                                              ==========   ========       ===       ==========   ========       ===

                                                           FIDELITY
                                                         VIP OVERSEAS
                                                   YEAR ENDED
                                                  DECEMBER 31,      PERIOD FROM
                                              --------------------  12/15/98* TO
                                                2000       1999       12/31/98
                                              ---------  ---------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $   (140)  $   (284)      $ --
    Net realized gain (loss)................    10,229        824         --
    Net unrealized gain (loss)..............   (65,382)    21,348          5
                                              --------   --------       ----
    Net increase (decrease) in net assets
     from operations........................   (55,293)    21,888          5
                                              --------   --------       ----
  FROM POLICY TRANSACTIONS:
    Net premiums............................    39,664     19,180         --
    Terminations............................        --         --         --
    Insurance and other charges.............    (7,403)    (1,434)        --
    Transfers between sub-accounts
     (including fixed account), net.........   246,684     66,162         98
    Other transfers from (to) the General
     Account................................         3         16         --
                                              --------   --------       ----
    Net increase (decrease) in net assets
     from policy transactions...............   278,948     83,924         98
                                              --------   --------       ----
    Net increase (decrease) in net assets...   223,655    105,812        103
  NET ASSETS:
    Beginning of year.......................   105,915        103         --
                                              --------   --------       ----
    End of year.............................  $329,570   $105,915       $103
                                              ========   ========       ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            FIDELITY                           T. ROWE PRICE
                                                      VIP II ASSET MANAGER                  INTERNATIONAL STOCK
                                                    YEAR ENDED                            YEAR ENDED
                                                   DECEMBER 31,       PERIOD FROM        DECEMBER 31,       PERIOD FROM
                                              ----------------------  12/15/98* TO  ----------------------  12/15/98* TO
                                                 2000        1999       12/31/98       2000        1999       12/31/98
                                              ----------  ----------  ------------  ----------  ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............   $  6,445    $   (890)      $ --       $   (145)   $   (29)       $  1
    Net realized gain (loss)................     19,445         691         --          9,548      1,793          --
    Net unrealized gain (loss)..............    (39,349)     12,742          6        (58,317)    18,005           4
                                               --------    --------       ----       --------    -------        ----
    Net increase (decrease) in net assets
     from operations........................    (13,459)     12,543          6        (48,914)    19,769           5
                                               --------    --------       ----       --------    -------        ----

  FROM POLICY TRANSACTIONS:
    Net premiums............................     41,111     114,502         --         82,643     51,581          --
    Terminations............................         --          --         --           (227)        --          --
    Insurance and other charges.............     (8,242)     (4,097)        --         (6,638)    (1,432)         --
    Transfers between sub-accounts
     (including fixed account), net.........    152,892      42,643        141        183,640     26,407          99
    Other transfers from (to) the General
     Account................................        436          19         --         (1,482)      (330)         --
                                               --------    --------       ----       --------    -------        ----
    Net increase (decrease) in net assets
     from policy transactions...............    186,197     153,067        141        257,936     76,226          99
                                               --------    --------       ----       --------    -------        ----
    Net increase (decrease) in net assets...    172,738     165,610        147        209,022     95,995         104

  NET ASSETS:
    Beginning of year.......................    165,757         147         --         96,099        104          --
                                               --------    --------       ----       --------    -------        ----
    End of year.............................   $338,495    $165,757       $147       $305,121    $96,099        $104
                                               ========    ========       ====       ========    =======        ====

                                                              DGPF
                                                      INTERNATIONAL EQUITY
                                                    YEAR ENDED
                                                   DECEMBER 31,       PERIOD FROM
                                              ----------------------  12/15/98* TO
                                                 2000        1999       12/31/98
                                              ----------  ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............   $  3,416    $  (219)       $ --
    Net realized gain (loss)................      4,494         96          --
    Net unrealized gain (loss)..............      2,280      4,450           5
                                               --------    -------        ----
    Net increase (decrease) in net assets
     from operations........................     10,190      4,327           5
                                               --------    -------        ----
  FROM POLICY TRANSACTIONS:
    Net premiums............................     32,544      8,720          --
    Terminations............................       (269)        --          --
    Insurance and other charges.............     (8,578)      (882)         --
    Transfers between sub-accounts
     (including fixed account), net.........    284,034     48,036          98
    Other transfers from (to) the General
     Account................................     (1,259)         4          --
                                               --------    -------        ----
    Net increase (decrease) in net assets
     from policy transactions...............    306,472     55,878          98
                                               --------    -------        ----
    Net increase (decrease) in net assets...    316,662     60,205         103
  NET ASSETS:
    Beginning of year.......................     60,308        103          --
                                               --------    -------        ----
    End of year.............................   $376,970    $60,308        $103
                                               ========    =======        ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The VEL Account III (VEL III) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on October 30, 1998 for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain modified single premium variable life insurance policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of VEL III are clearly identified and distinguished from the other assets and liabilities of the Company. VEL III cannot be charged with liabilities arising out of any other business of the Company.

    VEL III is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VEL III currently offers twenty Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of: Allmerica Investment Trust (AIT), managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), a wholly-owned subsidiary of the Company; or of the Fidelity Variable Insurance Products Fund (Fidelity VIP) or the Fidelity Variable Insurance Products Fund II (Fidelity VIP II), managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price), managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund (DGPF), managed by Delaware International Advisers, Ltd. AIT, Fidelity VIP, Fidelity VIP II, T. Rowe Price, and DGPF (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    Effective May 1, 2000, AIT Investment Grade Income Fund was renamed Select Investment Grade Income Fund and Growth Fund was renamed Core Equity Fund. The Select Income subaccount was no longer available after June 30, 2000. See Note 7.

NOTE 2-- SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by VEL Account III in the preparation of its financial statements.

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of VEL III. Therefore, no provision for income taxes has been charged against VEL III.

                                VEL ACCOUNT III
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 2000 were as follows:

                                                              PORTFOLIO INFORMATION
                                                       -----------------------------------
                                                                                 NET ASSET
                                                        NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                                     SHARES        COST      PER SHARE
--------------------                                   -----------  -----------  ---------
Core Equity(a) ......................................     375,518   $ 1,147,692   $ 2.689
Select Investment Grade Income(a) ...................     451,269       479,017     1.086
Money Market.........................................   1,471,979     1,471,979     1.000
Equity Index.........................................     727,540     2,723,482     3.299
Government Bond......................................      76,432        79,482     1.051
Select Aggressive Growth.............................     403,408     1,082,549     2.117
Select Growth........................................     575,334     1,530,073     2.214
Select Growth and Income.............................     883,181     1,495,095     1.428
Select Value Opportunity.............................     359,715       564,265     1.958
Select International Equity..........................     444,109       806,998     1.781
Select Capital Appreciation..........................     330,433       672,332     2.122
Select Emerging Markets..............................     218,011       232,149     0.789
Select Strategic Growth..............................     197,887       192,917     0.683
Fidelity VIP High Income.............................      39,001       389,381     8.180
Fidelity VIP Equity-Income...........................      43,011     1,031,410    25.520
Fidelity VIP Growth..................................      36,901     1,817,288    43.650
Fidelity VIP Overseas................................      16,487       373,599    19.990
Fidelity VIP II Asset Manager........................      21,156       365,096    16.000
T. Rowe Price International Stock....................      20,247       345,429    15.070
DGPF International Equity............................      21,013       370,235    17.940
(a) Name changes. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider and monthly administration and distribution charges. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of 0.90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The mortality and expense risk charge may be increased or decreased, subject to compliance with applicable state and federal requirements. This charge is deducted in the daily computation of unit values and is paid to the Company daily or monthly based on the Sub-Account.

                                VEL ACCOUNT III
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

    During the first ten Contract years, we make a monthly deduction to compensate for a portion of the sales expense which are incurred by us with respect to the Contracts. This charge is equal to an annual rate of 0.90% of the Contract value.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of VEL III, and does not receive any compensation for sales of VEL III policies. Commissions are paid to registered representatives of Allmerica Investments and certain independent broker-dealers by the Company. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any year for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VEL III satisfies the current requirements of the regulations, and it intends that VEL III will continue to meet such requirements.

                                VEL ACCOUNT III
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by VEL III during the year ended December 31, 2000 were as follows:

INVESTMENT PORTFOLIO                                           PURCHASES      SALES
--------------------                                          -----------  -----------
Core Equity(a)..............................................  $   826,059  $  170,013
Select Investment Grade Income(a)...........................      463,939      61,017
Money Market................................................    7,470,297   7,863,431
Equity Index................................................    2,349,670     226,998
Government Bond.............................................       45,474     158,934
Select Aggressive Growth....................................      935,842      26,475
Select Growth...............................................    1,282,351     133,093
Select Growth and Income....................................    1,166,613      47,995
Select Value Opportunity....................................      437,256      21,996
Select Income(b)............................................       71,683     108,364
Select International Equity.................................      669,204      21,953
Select Capital Appreciation.................................      553,529      25,845
Select Emerging Markets.....................................      202,368      17,133
Select Strategic Growth.....................................      151,305       5,342
Fidelity VIP High Income....................................      307,663      27,286
Fidelity VIP Equity-Income..................................      799,506      75,118
Fidelity VIP Growth.........................................    1,461,567      55,922
Fidelity VIP Overseas.......................................      337,644      46,179
Fidelity VIP II Asset Manager...............................      291,408      76,893
T. Rowe Price International Stock...........................      293,836      26,995
DGPF International Equity...................................      327,891      13,069
                                                              -----------  ----------
Totals......................................................  $20,445,105  $9,210,051
                                                              ===========  ==========

(a) Name changed. See Note 1.
(b) Sub-Account was no longer offered after 6/30/2000. See Note 7.

NOTE 7 -- SUBSTITUTION OF SHARES OF THE SELECT INCOME FUND

    As of May 1, 2000, Select Income Fund (SIF) investments were no longer accepted in VEL III, since effective July 1, 2000 shares of SIF were to be substituted for shares in the Select Investment Grade Income Fund (SIGIF). Any contract owner with value in the SIF was allowed to transfer out of SIF into other subaccounts or the Fixed Account at no charge. All transfers were completed prior to July 1, 2000 the effective date of the substitution.

    Since SIGIF was already offered in VEL III, SIF was eliminated as of July 1, 2000.

NOTE 8 -- ACCOUNTING PRONOUNCEMENTS

    In November of 2000, a revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide, Audits of Investment Companies, was issued and effective for fiscal years beginning after December 15, 2000. The impact of this guide is not considered to be significant.